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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Ciphergen Biosystems, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 29, 2004

Dear Stockholders:

        It is my pleasure to invite you to the 2004 Annual Meeting of Stockholders of Ciphergen Biosystems, Inc. to be held on Thursday, June 3, 2004 at 10:00 a.m. at Ciphergen's offices located at 6611 Dumbarton Circle, Fremont, California. The enclosed Notice of the Annual Meeting and the Proxy Statement describe the business to be conducted at the meeting.

        I hope you will be able to join us. If you are unable to attend this year's meeting, you can ensure your representation by completing the enclosed Proxy and returning it to us promptly.

        Thank you for your continued interest and participation in the affairs of Ciphergen Biosystems, Inc.

Sincerely,

William E. Rich, Ph.D. President, Chief Executive Officer and Director

CIPHERGEN BIOSYSTEMS, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD THURSDAY, JUNE 3, 2004

TO THE STOCKHOLDERS:

        NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Stockholders of Ciphergen Biosystems, Inc. (the "Company"), a Delaware corporation, will be held on Thursday, June 3, 2004 at 10:00 a.m., local time, at the Company's offices located at 6611 Dumbarton Circle, Fremont, California, for the following purposes:

          1.     To elect two (2) Class I directors to the Company's Board of Directors, each to serve for a three year term and until his successor is duly elected and qualified (Proposal One);

          2.     To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending December 31, 2004 (Proposal Two);

          3.     To approve the amended and restated 2000 Stock Plan (Proposal Three);

          4.     To approve an amendment to reserve an additional 250,000 shares of the Company's Common Stock for issuance under the 2000 Employee Stock Purchase Plan (Proposal Four); and

          5.     To transact such other business as may properly be brought before the meeting and any adjournment(s) thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        Only stockholders of record at the close of business on April 9, 2004 are entitled to notice of and to vote at the meeting.

        All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if the stockholder has returned a Proxy.

Sincerely,

Michael J. O'Donnell Secretary

Fremont, California
April 29, 2004

CIPHERGEN BIOSYSTEMS, INC.
6611 Dumbarton Circle
Fremont, California 94555

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

General

        The enclosed Proxy is solicited on behalf of the Board of Directors of Ciphergen Biosystems, Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Company's executive offices on Thursday, June 3, 2004, at 10:00 a.m. local time, and at any adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Company's principal executive offices are located at the address listed at the top of the page and its telephone number is (510) 505-2100.

        The Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC") on March 15, 2004, containing financial statements for the fiscal year ended December 31, 2003, is being mailed together with these proxy solicitation materials to all stockholders entitled to vote at the Annual Meeting. This Proxy Statement, the accompanying Proxy and the Company's Annual Report will first be mailed on or about April 30, 2004.

        The Company shall provide without charge to each stockholder solicited by these proxy solicitation materials a copy of the Company's Annual Report on Form 10-K, together with the financial statements required to be filed with the Annual Report, upon request of the stockholder made in writing to Ciphergen Biosystems, Inc., 6611 Dumbarton Circle, Fremont, California 94555, Attention: Investor Relations.

Record Date; Share Ownership; Voting

        Stockholders of record at the close of business on April 9, 2004 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting and at any adjournment(s) thereof. At the Record Date, 29,109,126 shares of the Company's Common Stock were issued and outstanding and held of record by approximately 180 stockholders. The holders of those shares are entitled to one vote per share on all matters presented at the Annual Meeting. The inspector of elections appointed for the Annual Meeting will separately tabulate the affirmative and negative votes, abstentions and broker non-votes.

Revocability of Proxies

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by (A) delivering to the Company at its principal offices (Attention: Investor Relations) (i) a written notice of revocation, or (ii) a duly executed proxy bearing a later date, or (B) attending the meeting and voting in person.

Solicitation of Proxies

        This solicitation of proxies is made by the Company and all related costs will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or facsimile.

Quorum; Abstentions; Broker Non-Votes

        Holders of a majority of the outstanding shares entitled to vote must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. If the shares present, in person and by proxy, at the meeting do not constitute the required quorum, the meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.

        Shares that are voted "FOR", "AGAINST" or "WITHHELD" are treated as being present at the meeting for purposes of establishing a quorum. Shares that are voted "FOR", "AGAINST" or "ABSTAIN" with respect to a matter will also be treated as shares entitled to vote (the "Votes Cast") with respect to such matter.

        When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted for (i) the election of the nominees for directors set forth herein; (ii) the ratification of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending December 31, 2004; (iii) the approval of the amended and restated 2000 Stock Plan; and (iv) the amendment to the Company's Employee Stock Purchase Plan to reserve an additional 250,000 shares of Common Stock for issuance thereunder; and at the discretion of the proxy holders on such other business as may properly come before the Annual Meeting or any adjournment thereof.

        While no definitive statutory or case law authority exists in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of a controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

        Broker non-votes (i.e., votes from shares held of record by brokers as to which the beneficial owners have given no voting instructions) will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, broker non-votes will not affect the outcome of the voting on a proposal that requires a majority of the Votes Cast. Thus, a broker non-vote will make a quorum more readily obtainable, but the broker non-vote will not otherwise affect the outcome of the vote on a proposal. With respect to a proposal that requires a majority of the outstanding shares however, a broker non-vote has the same effect as a vote against the proposal.

Deadline for Receipt of Stockholder Proposals

        Stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the Company's Bylaws and the rules established by the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2005 Annual Meeting of Stockholders must be received by the Company no later than January 3, 2005 in order that they may be considered for inclusion in the Proxy Statement and form of proxy relating to that meeting.

        The attached proxy card grants the persons named as proxies discretionary authority to vote on any matter raised at the Annual Meeting that is not included in this Proxy Statement. If a stockholder intends to present a proposal at the 2005 Annual Meeting of Stockholders and the stockholder does not give appropriate notice to the Company on or before March 7, 2005, the persons named as proxies may use their discretionary voting authority to vote on the proposal.

PROPOSAL ONE

ELECTION OF TWO CLASS I DIRECTORS

Nominees

        The Company's Board of Directors is divided into three classes, with the terms of office of Class I expiring at the 2004 Annual Meeting of Stockholders, Class II expiring at the 2005 Annual Meeting of Stockholders and Class III expiring at the 2006 Annual Meeting of Stockholders. The Company currently has seven directors, with two directors in Class I, two directors in Class II and three directors in Class III. The terms of office of the Class I directors, James L. Rathmann and Michael J. Callaghan will expire at the Annual Meeting.

        At each Annual Meeting of Stockholders, the successors to directors whose terms will then expire will be elected to serve from the time of election and qualification until the third annual meeting following election and until their successors have been duly elected and qualified. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of an equal number of directors.

        Unless otherwise instructed, the proxy holders will vote the proxies received by them for director nominees James L. Rathmann and Michael J. Callaghan, who are currently Class I directors of the Company. Each nominee has consented to be named a nominee in the Proxy Statement and to continue to serve as a director if elected. If the nominee becomes unable or declines to serve as a director, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of the other nominee if possible, or, if new nominees have been designated by the Board of Directors, in such a manner as to elect such nominees.

        The Company is not aware of any reason that the nominees will be unable or will decline to serve as directors. The term of office of each person elected as a director will continue until the Company's 2007 Annual Meeting of Stockholders and until a successor has been elected and qualified. There are no arrangements or understandings between any director or executive officer and any other person pursuant to which he is or was to be selected as a director or officer of the Company.

Vote Required

        Directors will be elected by a plurality vote of the shares of the Company's Common Stock present or represented and entitled to vote on this matter at the meeting. Accordingly, the candidates receiving the highest number of affirmative votes of shares represented and voting on this proposal at the meeting will be elected directors of the Company. Votes withheld from a nominee and broker non-votes will be counted for purposes of determining the presence or absence of a quorum but, because directors are elected by a plurality vote, will have no impact once a quorum is present. See "Quorum; Abstentions; Broker Non-Votes."

Nominees and Directors

        The following table sets forth certain information regarding our directors and nominees as of March 15, 2004.

Name	Age	Position	Director Since
John A. Young(1)(2)(3)	71	Chairman of the Board of Directors	1993
William E. Rich, Ph.D	59	Director	1994
Judy Bruner(2)	45	Director	2003
Michael J. Callaghan(1)(2)	51	Director	1998
Rajen K. Dalal, Ph.D(3)	50	Director	2003
James L. Rathmann	52	Director	1993
Wendell Wierenga, Ph.D.(1)	56	Director	2002

(1)
Member of Compensation Committee.

(2)
Member of Audit Committee.

(3)
Member of Nominating and Governance Committee.

        There is no family relationship between any director or executive officer of the Company.

  NOMINEES

        Michael J. Callaghan is Senior Vice President of MDS Capital Corp. and became one of our directors in 1998. Prior to joining MDS Capital Corp. in 1992, he was active in several general management positions. Mr. Callaghan began his career with Ernst & Young, where he became a Chartered Accountant. He serves as a director of Systems Xcellence, Inc. and several private companies. He received a B. Comm. from McGill University and an M.B.A. from York University.

        James L. Rathmann has been President of Falcon Technology Management Corporation and a general partner of Falcon Technology Partners, L.P. since its founding in 1993. Mr. Rathmann has been one of our directors since our inception. He serves as a director of several private companies. Prior to joining Falcon Technology in 1993, he was Senior Vice President of Operations at Soft-Switch, Inc. from 1984 to 1993. He received a B.A. in Mathematics from the University of Colorado and an M.S. in Computer Science from the University of Wisconsin.

  DIRECTORS

        John A. Young has been one of our directors since our inception and became our Chairman in 1995. Mr. Young was President and Chief Executive Officer of Hewlett-Packard Company from 1978 until his retirement in 1992. He serves as a director of another public life science company, Affymetrix, Inc., and also serves as a director of Lucent Technologies Inc. He received a B.S.E.E. from Oregon State University and an M.B.A. from the Stanford Graduate School of Business.

        William E. Rich, Ph.D. joined us in September 1994 as our President and Chief Executive Officer and as a director. Prior to joining us, Dr. Rich was Senior Vice President of Sepracor, Inc. from 1991 to 1994, and President of BioSepra, which was spun off by Sepracor. Prior to joining Sepracor, he was Senior Vice President of Dionex Corporation and from 1975 to 1990, he had responsibility for both the Marketing and Sales and Research and Development departments at various times during his tenure there. Dr. Rich received a B.S. in chemistry from Carson Newman College and a Ph.D. in chemistry from the University of North Carolina, Chapel Hill and conducted post-doctoral research in biochemistry at Duke University.

        Judy Bruner is Senior Vice President and Chief Financial Officer of palmOne, Inc., the leading global provider of handheld computing and communications devices. She became one of our directors in 2003 and is also the chairman of our Audit Committee. Prior to joining Palm in September 1999, Ms. Bruner served in a variety of financial positions at 3Com Corporation from 1988 to 1999, culminating in the position of Vice President, Finance and Corporate Controller. Prior to joining 3Com, Ms. Bruner served in a variety of financial positions of increasing responsibility at Ridge Computers and Hewlett-Packard Company. She also serves on the Board of Directors of SanDisk Corporation. Ms. Bruner has a B.A. in economics from the University of California, Los Angeles and an M.B.A. from Santa Clara University.

        Rajen K. Dalal, Ph.D. is President and Chief Executive Officer of Guava Technologies, Inc., a biotechnology company based on mammalian cell profiling and analysis. He became one of our directors in 2003. Prior to joining Guava in 2002, Dr. Dalal was at Chiron Corporation where he was most recently President of its Blood Testing Division. Prior to joining Chiron in 1991, Dr. Dalal was a leader of McKinsey & Company's pharmaceuticals and technology management groups. Dr. Dalal received a bachelor's degree in chemistry from St. Xavier's College, the University of Bombay; a master's degree in biochemical engineering from the Massachusetts Institute of Technology; and an M.B.A. from the University of Chicago.

        Wendell Wierenga, Ph.D. is Executive Vice President of Research and Development of Neurocrine Biosciences, Inc. and became one of our directors in 2002. From September 2000 to July 2003, Dr. Wierenga served as Chief Executive Officer of Syrrx, Inc., a biotechnology company focused on structural proteomics-based high throughput, rational drug discovery. From February 1999 to August

2000, Dr. Wierenga served as Senior Vice President, Worldwide Pharmaceutical Sciences, Technologies and Development of Parke-Davis (now Pfizer), and from 1990 to February 1999 as Senior Vice President of the Parke-Davis Pharmaceutical Research division of Warner-Lambert Company. Prior to that, Dr. Wierenga held a succession of research and development positions at The Upjohn Company from 1974-1990. Dr. Wierenga serves on the Board of Directors of Onyx Pharmaceuticals, Syrrx and Xenoport. Dr. Wierenga holds a B.A. from Hope College and a Ph.D. in chemistry from Stanford University.

Director Independence

        The Board of Directors has determined that the following six of the Company's seven directors are "independent" as defined by applicable law and NASDAQ listing standards: Ms. Bruner and Messrs. Callaghan, Dalal, Rathmann, Wierenga and Young. All of the members of the Board's Audit, Compensation and Nominating committees are similarly deemed independent.

Board Meetings and Committees

        The Board of Directors held a total of nine meetings during the fiscal year ended December 31, 2003. Throughout fiscal year 2003, all directors attended greater than 75% of the aggregate of all meetings of the Board of Directors and the committees of the Board upon which such directors served. The Board of Directors has a standing Audit Committee, Compensation Committee, and Nominating and Governance Committee. The charters of the Audit, Compensation, and Nominating and Governance committees are available in the Corporate Governance section of the Company's website (http://www.ciphergen.com/about_us/corp_gov/).

Audit Committee

        The Audit Committee is chaired by Judy Bruner and also includes Michael J. Callaghan and John A. Young, each of whom is an "independent director" as that term is defined under Rule 4200(a)(14) of the National Association of Securities Dealers, Inc. The Board has determined that Ms. Bruner qualifies as an "audit committee financial expert" as defined under applicable SEC rules. The Committee is responsible for assuring the integrity of our financial controls, audit and reporting functions. It reviews with our management and our independent auditors the effectiveness of our financial controls, accounting and reporting practices and procedures. In addition, the Audit Committee reviews the qualifications of our independent auditors, makes recommendations to the Board of Directors regarding the selection of our auditors, and reviews the scope, fees and results of activities related to audit and non-audit services. The Board has adopted a written charter for the Audit Committee. The Audit Committee held seven meetings with the auditors during fiscal 2003. A report of the Audit Committee for the year ended December 31, 2003 is included later in this Proxy Statement.

Compensation Committee

        The Compensation Committee is chaired by John A. Young and has Michael J. Callaghan and Wendell Wierenga as additional members, each of whom is an "independent director" as defined under Rule 4200(a)(14) of the National Association of Securities Dealers, Inc.. Its principal responsibility is to administer our stock plans and to set the salaries and incentive compensation, including stock option grants, for the President and Chief Executive Officer and senior staff members. The Board has adopted a written charter for the Compensation Committee. The Compensation Committee held two meetings during fiscal 2003. A report of the Compensation Committee is included later in this Proxy Statement.

Nominating and Governance Committee

        The Board of Directors established a Nominating and Governance Committee in February 2004. The Nominating and Governance Committee is chaired by John A. Young and has Rajen Dalal as an additional member, each of whom is an "independent director" as defined under Rule 4200(a)(14) of the National Association of Securities Dealers, Inc. The Board has adopted a written charter for the Nominating and Governance Committee. The responsibilities of the Nominating and Governance Committee include developing a Board of Directors capable of advising the Company's management in fields related to current or future business directions of the Company, and regularly reviewing issues and developments relating to corporate governance issues and formulating and recommending corporate governance standards to the Board of Directors. Given that the Nominating and Governance Committee was formed in February 2004, no meetings were held in 2003.

        The Committee approves all nominees for membership on the Board, including the slate of director nominees to be proposed by the Board to our stockholders for election or any director nominees to be elected or appointed by the Board to fill interim director vacancies on the Board.

        In addition, the Committee appoints directors to committees of the Board and suggests rotation for chairpersons of committees of the Board as it deems desirable from time to time; and it evaluates and recommends to the Board the termination of membership of individual directors in accordance with the Board's corporate governance principles, for cause or other appropriate reasons (including, without limitation, as a result of changes in directors' employment or employment status). We have in the past used, and the Committee intends in the future to use, an executive recruiting firm to assist in the identification and evaluation of qualified candidates to join the Board; for these services, the executive recruiting firm is paid a fee. Director nominees are expected to have considerable management experience that would be relevant to our current and expected future business directions, a track record of accomplishment and a commitment to ethical business practices.

        The Committee assists the Board in identifying qualified persons to serve as directors of the Company. The Committee evaluates all proposed director nominees, evaluates incumbent directors before recommending re-nomination, and recommends all approved candidates to the Board for appointment or nomination to Company stockholders. The Committee selects as candidates to the Board for appointment or nomination individuals of high personal and professional integrity and ability who can contribute to the Board's effectiveness in serving the interests of the Company's stockholders.

        Stockholders of the Company may communicate directly with the Board in writing, addressed to:

Board of Directors
c/o Corporate Secretary
Ciphergen Biosystems, Inc.
6611 Dumbarton Circle
Fremont, California 94555

        The Corporate Secretary will review each stockholder communication. The Corporate Secretary will forward to the entire Board (or to members of a Board committee, if the communication relates to a subject matter clearly within that committee's area of responsibility) each communication that (a) relates to the Company's business or governance, (b) is not offensive and is legible in form and reasonably understandable in content, and (c) does not merely relate to a personal grievance against the Company or a team member or to further a personal interest not shared by the other stockholders generally.

        The Committee has not established a procedure for considering nominees for director nominated by the Company's stockholders. The Board believes that our independent committee can identify appropriate candidates to our Board. Stockholders may nominate candidates for director in accordance with the advance notice and other procedures contained in our Bylaws.

        The Company encourages each of its directors to attend each Annual Meeting of the Company's stockholders whenever attendance does not unreasonably conflict with the director's other business and personal commitments. Three directors attended the 2003 Annual Meeting of Stockholders.

Compensation Committee Interlocks and Insider Participation

        None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our Board of Directors or Compensation Committee.

THE CLASS II AND III DIRECTORS RECOMMEND THAT STOCKHOLDERS VOTE
TO ELECT THE NOMINEES FOR CLASS I DIRECTORS LISTED ABOVE
TO THE COMPANY'S BOARD OF DIRECTORS, EACH TO SERVE FOR A THREE YEAR TERM
AND UNTIL HIS SUCCESSOR IS DULY ELECTED AND QUALIFIED.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP
AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR
ENDING DECEMBER 31, 2004

        The Board of Directors has selected PricewaterhouseCoopers LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending December 31, 2004, and recommends that stockholders vote for ratification of such appointment. Although action by stockholders is not required by law, the Board of Directors has determined that it is desirable to request approval of this selection by the stockholders. Notwithstanding the selection or ratification, the Board of Directors, in its discretion, may direct the appointment of new independent auditors at any time during the fiscal year if the Board of Directors determines that such a change would be in the best interest of the Company and its stockholders. If the appointment is not ratified, the Board of Directors will reconsider its selection.

        PricewaterhouseCoopers LLP has audited the Company's financial statements since the year ended December 31, 1994. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Fees Paid to the Independent Auditor

        The following table presents fees for professional audit services rendered by the Company's independent auditor, PricewaterhouseCoopers LLP, for the audit of the Company's financial statements for the years ended December 31, 2002 and 2003, and fees billed during those periods for other services rendered by PricewaterhouseCoopers LLP.

	2002	2003
Audit fees	$344	$512
Audit-related fees	4	18
Tax fees	97	84
All other fees	—	—

	$445	$614

        Fees for audit services included fees associated with the annual audit and the reviews of the Company's quarterly reports on Form 10-Q, as well as assistance with an SEC filing related to our issuance of convertible senior notes and statutory audits of the Company's international subsidiaries. Audit-related services included advisory work related to the Sarbanes-Oxley Act of 2002. Tax fees included tax compliance, tax planning and advisory services to the Company and its international subsidiaries.

        All audit-related, tax and other services for 2003 were pre-approved by the Audit Committee, which concluded that the provision of those services by PricewaterhouseCoopers LLP were compatible with the maintenance of the auditors' independence in the conduct of the auditing functions. The Audit Committee's pre-approval policy provides for pre-approval of audit, audit-related, tax and all other services.

Required Vote

        The affirmative vote of the holders of a majority of the Votes Cast is required to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending December 31, 2004.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE
TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S
INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

PROPOSAL THREE

APPROVAL OF THE AMENDED AND RESTATED 2000 STOCK PLAN

        The stockholders are being asked to approve the Company's amended and restated 2000 Stock Plan (the "Plan") so that the Company can continue to use the Plan to achieve the Company's goals and also continue to receive a federal income tax deduction for certain compensation paid under the Plan. In April 2004, the Board of Directors approved the amended and restated Plan, subject to the approval of a majority of the shares of the Company's Common Stock that are present in person or by proxy and entitled to vote at the Annual Meeting. If the stockholders approve the amended and restated Plan, it will replace the current version of the Plan. Otherwise, the current version of the Plan will remain in effect. Our named executive officers and directors have an interest in this proposal.

Changes Being Made to the Plan

        The Plan currently allows for the grant of stock options and the amended and restated Plan would permit the award of restricted stock, stock appreciation rights, performance shares, and performance units under the Plan. The ability to grant a wider range of awards under the Plan will help the Company to achieve its goal of attracting, retaining and motivating our talented personnel. The Company wants to ensure that it has maximum flexibility in determining the appropriate equity compensation for its employees and other service providers. The amended and restated Plan has also been amended to add specific performance criteria that the Plan administrator may use to establish performance objectives upon achievement of which will allow certain awards to vest or be issued, which in turn will allow the Company to receive income tax deductions under Section 162(m) of the Code. The amended and restated Plan will (i) prohibit the repricing of stock options, and (ii) prohibit the granting of options and stock appreciation rights with a per share exercise price less than fair market value on the date of grant. The amended and restated Plan does not differ from the current version of the Plan in any other material respect.

        The Company believes that the approval of the amended and restated Plan is important to the Company's continued success. The Company's employees are its most valuable assets. Stock options and other awards such as those provided under the amended and restated Plan are vital to the Company's ability to attract and retain outstanding and highly skilled individuals in the extremely competitive labor markets in which the Company must compete. Such awards also are crucial to our ability to motivate employees to achieve the Company's goals. For the reasons stated above, the stockholders are being asked to approve the amended and restated Plan.

Summary of the Amended and Restated 2000 Stock Plan

        The following paragraphs provide a summary of the principal features of the Plan and its operation. The following summary is qualified in its entirety by reference to the Plan as set forth in Appendix 2.

        The Plan provides for the grant of the following types of incentive awards: (i) stock options, (ii) restricted stock, (iii) stock appreciation rights, and (iv) performance units and performance shares, which are referred to individually as an "Award." Those who will be eligible for Awards under the plan include employees, directors and consultants who provide services to the Company or to its subsidiary companies.

        As of April 9, 2004, approximately 350 employees, directors and consultants were eligible to participate in the Plan.

        Number of Shares of Common Stock Available Under the Plan. A total of 2,500,000 shares of Common Stock were initially reserved for issuance under the Plan. Additionally, beginning on the first day of the Company's fiscal year beginning in 2001, an additional number of shares of Common Stock have been added, and will continue to be added, to the Plan equal to the least of (i) 5,000,000 shares of Common Stock, (ii) 5% of the outstanding shares of common stock at the beginning of any applicable fiscal year, or (iii) an amount determined by our Board of Directors. As of April 9, 2004,

4,198,179 shares were subject to outstanding Awards granted under the Plan, and 737,079 shares remained available for any new Awards to be granted in the future. Except for automatic annual increases, we are not proposing to add additional shares for issuance under the Plan.

        If the Company experiences a stock split, reverse stock split, stock dividend, combination or reclassification of its Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without the receipt of consideration, our Board of Directors or the Compensation Committee, which are collectively referred to as the "Administrator," will adjust the number of shares (i) available for issuance under the Plan, (ii) that may be added to Plan each year, (iii) subject to outstanding Awards, and (iii) applicable to the per-person limits on Awards, as appropriate to reflect any such change.

        Administration of the Plan.    The Compensation Committee of the Board of Directors (the "Committee") administers the Plan. To make grants to certain of our officers and key employees, the members of the Committee must qualify as "non-employee directors" under Rule 16b-3 of the Securities Exchange Act of 1934, and as "outside directors" under Section 162(m) of the Internal Revenue Code (so that the Company can receive a federal tax deduction for certain compensation paid under the Plan). Subject to the terms of the Plan, the Committee has the sole discretion to select the employees, consultants, and directors who will receive Awards, determine the terms and conditions of Awards, and interpret the provisions of the Plan and outstanding Awards. The Committee may delegate any part of its authority and powers under the Plan to one or more directors and/or officers of the Company, but only the Committee itself can make Awards to participants who are executive officers of the Company.

        Options.    The Committee is able to grant nonqualified stock options and incentive stock options under the Plan. The Committee will determine the number of shares subject to each option, but no participant will be able to be granted options covering more than 750,000 shares during any of the Company's fiscal years, except that a participant may be granted an option covering up to an additional 2,000,000 shares in connection with his or her initial service with the Company. The Committee will determine the exercise price of options granted under the Plan, but with respect to nonstatutory stock options intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code and all incentive stock options (other than those incentive stock options granted as substitute awards in connection with the Company's acquisition of another company), the exercise price must at least be equal to the fair market value of the Company's Common Stock on the date of grant. In addition, the exercise price of an incentive stock option granted to any participant who owns more than 10% of the total voting power of all classes of the Company's outstanding stock, must be at least 110% of the fair market value of the Common Stock on the grant date.

        The term of an incentive stock option may not exceed ten years, except that with respect to any participant who owns 10% of the voting power of all classes of the Company's outstanding capital stock, the term may not exceed five years. The Committee determines the term of nonstatutory option, but such options will generally terminate on the earlier of (i) the date set forth in the Award agreement, or (ii) ten years from the date of grant.

        After termination of service with the Company, a participant will be able to exercise the vested portion of his or her option for the period of time stated in the Award agreement. If no such period of time is stated in a participant's option agreement, a participant will generally be able to exercise his or her option for (i) three months following his or her termination for reasons other than death or disability, and (ii) one year following his or her termination due to death or disability. In no event will an option be able to be exercised later than the expiration of its term.

        Stock Appreciation Rights.    Assuming the stockholders approve this Proposal Three, the Committee will be able to grant stock appreciation rights either alone or in tandem with stock options. A stock appreciation right is the right to receive the appreciation in fair market value of Common Stock between the exercise date and the date of grant. The Company can pay the appreciation in either cash or shares of Common Stock. Stock appreciation rights will become exercisable at the times and on the terms established by the Committee, subject to the terms of the Plan. No participant will be granted stock appreciation rights covering more than 750,000 shares during any fiscal year, except that a participant may be granted stock appreciation rights covering up to an additional 2,000,000 shares in connection with his or her initial service with the Company.

        After termination of service with the Company, a participant will be able to exercise the vested portion of his or her stock appreciation right for the period of time stated in the Award agreement. If no such period of time is stated in a participant's Award agreement, a participant will generally be able to exercise his or her stock appreciation right for (i) three months following his or her termination for reasons other than death or disability, and (ii) one year following his or her termination due to death or disability. In no event will a stock appreciation right be exercised later than the expiration of its term.

        Restricted Stock.    Awards of restricted stock are rights to acquire or purchase shares of Company Common Stock. Restricted stock vests in accordance with the terms and conditions established by the Committee in its sole discretion. For example, the Committee may set restrictions based on the achievement of specific performance goals. Awards of restricted stock may be issued either alone, in addition to, or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan. The Award agreement will generally grant the Company a right to repurchase or reacquire the shares upon the termination of the participant's service with the Company for any reason (including death or disability). The Committee will determine the number of shares granted pursuant to an Award of restricted stock, but no participant will be granted a right to purchase or acquire more than 250,000 shares of common stock during any fiscal year, except that a participant may be granted up to an additional 500,000 shares of restricted stock in connection with his or her initial employment with the Company.

        Performance Units and Performance Shares.    Assuming the stockholders approve this Proposal Three, the Committee will be able to grant performance units and performance shares, which are Awards that will result in a payment to a participant only if the performance goals or other vesting criteria the Committee may establish are achieved or the Awards otherwise vest. The Committee will establish organizational, individual performance goals or other vesting criteria in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance units and performance shares to be paid out to participants. No participant will receive performance units with an initial value greater than $2,000,000 and no participant will receive more than 250,000 performance shares during any fiscal year, except that a participant may be granted performance shares covering up to an additional 500,000 shares in connection with his or her initial service with the Company. Performance units will have an initial dollar value established by the Committee prior to the grant date. Performance shares will have an initial value equal to the fair market value of a share of the Company's Common Stock on the grant date.

        Performance Goals.    As determined by the Committee, the performance goals applicable to an Award may provide for a targeted level or levels of achievement using one or more of the following measures: (i) cash position, (ii) earnings per share, (iii) net income, (iv) operating income, (v) return on assets, (vi) return on equity, (vii) return on sales, (viii) revenue, and (ix) total stockholder return. The performance goals may differ from participant to participant and from Award to Award and may be stated in absolute terms or relative to comparison companies or indices to be achieved during a period of time.

        Transferability of Awards.    The Plan generally will not allow for the transfer of Awards, and all rights with respect to an Award granted to a participant generally will be available during a participant's lifetime only to the participant.

        Merger or Sale of Assets.    In the event of our merger with or into another corporation, or the sale of all or substantially all of our assets, each outstanding Award will be assumed or substituted for by the successor corporation (or a parent or subsidiary or such successor corporation). If there is no assumption or substitution of outstanding Awards, the Committee will provide notice to the recipient that he or she has the right to exercise the option and stock appreciation right as to all of the shares subject to the Award, all restrictions on restricted stock will lapse, and all performance goals or other vesting requirements for performance shares and units will be deemed achieved, and all other terms and conditions met. In such event, the Committee shall notify the participant that the Award is fully exercisable for 15 days from the date of such notice and that the Award will terminate upon expiration of such period.

        Amendment and Termination of the Plan.    The Committee will have the authority to amend, suspend or terminate the Plan, except that stockholder approval will be required for any amendment to the plan to the extent required by any applicable law, regulation or stock exchange rule. Any amendment, suspension or termination will not, without the consent of the participant, materially adversely affect any rights or obligations under any Award previously granted.

Number of Awards Granted to Employees, Consultants and Directors

        The number of Awards that an employee, director or consultant may receive under the Plan is at the discretion of the Committee and therefore cannot be determined in advance. To date, only stock options have been granted under the Plan. The following table sets forth (a) the aggregate number of shares subject to options granted under the Plan during the fiscal year ended December 31, 2003, and (b) the average per share exercise price of such options.

Name of Individual or Group	Number of Options Granted	Average Per Share Exercise Price
William E. Rich, Ph.D.	150,000	$4.43
David A. DeNola	25,000	$4.35
Matthew J. Hogan	35,000	$4.35
John R. Storella	35,000	$5.10
Martin L. Verhoef	50,000	$4.35
All executive officers, as a group	395,000	$4.45
All directors who are not executive officers, as a group	206,000	$9.16
All employees who are not executive officers, as a group	620,950	$7.19

Equity Compensation Plan Information

        Information concerning our equity compensation plans is incorporated by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 2003 filed with the Securities Exchange Commission on March 15, 2004, in Part II, Item 5.

Federal Tax Aspects

        The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and the Company of Awards granted under the Plan. Tax consequences for any particular individual may be different.

        Nonqualified Stock Options.    No taxable income is reportable when a nonqualified stock option is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the option. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

        Incentive Stock Options.    No taxable income is reportable when an incentive stock option is granted or exercised (except for purposes of the alternative minimum tax, in which case taxation is the same as for nonqualified stock options). If the participant exercises the option and then later sells or otherwise disposes of the shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the shares before the end of the two- or one-year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option.

        Stock Appreciation Rights.    No taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

        Restricted Stock, Performance Units and Performance Shares. A participant generally will not have taxable income at the time an Award of restricted stock, performance shares or performance units are granted. Instead, he or she will recognize ordinary income in the first taxable year in which his or her interest in the shares underlying the Award becomes either (i) freely transferable or (ii) no longer subject to substantial risk of forfeiture. However, the recipient of a restricted stock Award may elect to recognize income at the time he or she receives the Award in an amount equal to the fair market value of the shares underlying the Award (less any cash paid for the shares) on the date the Award is granted.

        Tax Effect for the Company.    The Company generally will be entitled to a tax deduction in connection with an Award under the Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonqualified stock option). Special rules limit the deductibility of compensation paid to the Company's Chief Executive Officer and to each of its four most highly compensated executive officers. Under Section 162(m) of the Internal Revenue Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, The Company can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) are met. These conditions include stockholder approval of the Plan, setting limits on the number of Awards that any individual may receive and for Awards other than certain stock options, establishing performance criteria that must be met before the Award actually will vest or be paid. The Plan has been designed to permit the Committee to grant Awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m), thereby permitting the Company to continue to receive a federal income tax deduction in connection with such Awards.

        THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A SERVICE PROVIDER'S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE SERVICE PROVIDER MAY RESIDE.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE
APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2000 STOCK PLAN.

PROPOSAL FOUR

APPROVAL OF AN AMENDMENT TO RESERVE AN ADDITIONAL 250,000 SHARES OF THE
COMPANY'S COMMON STOCK FOR ISSUANCE UNDER THE
2000 EMPLOYEE STOCK PURCHASE PLAN

        The 2000 Employee Stock Purchase Plan (the "ESPP") was adopted by the Company's Board of Directors, approved by the Company's stockholders and became effective in April 2000. Employees have participated in the ESPP since April 2000. The Board of Directors believes that the number of shares of Common Stock that remain available for issuance will be insufficient to achieve the purposes of the ESPP over the term of the ESPP, unless the additional shares are authorized and approved by the stockholders. On April 1, 2004, the Board of Directors approved an amendment to increase the number of shares authorized for issuance under the ESPP by 250,000 shares, subject to the approval of a majority of the shares of the Company's Common Stock that are present in person or by proxy and entitled to vote at the Annual Meeting.

        Encouraging employees to acquire equity ownership in the Company assures a closer alignment of the interests of participants in the ESPP with those of the Company's stockholders. The proposed increase in the number of shares of Common Stock available for sale under the ESPP would enable the Company to continue to use the ESPP through 2004 and beyond, which it believes is a valuable tool for attracting and retaining key personnel and aligning the interests of the ESPP participants with those of the Company's stockholders.

Description of 2000 Employee Stock Purchase Plan

        The following paragraphs provide a summary of the principal features of the ESPP and its operation. The ESPP is set forth in its entirety as Appendix 3 to this Proxy Statement. The following summary is qualified in its entirety by reference to Appendix 3.

  Purpose

        The purpose of the ESPP is to provide eligible employees of the Company and its participating subsidiaries with the opportunity to purchase shares of Common Stock of the Company through payroll deductions. The ESPP is intended to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended.

  Eligibility to Participate

        Subject to limits, all of our officers and employees in U.S. are eligible to participate in the ESPP. However, an employee is not eligible if he or she has the right to acquire five percent or more of the voting stock of the Company or of any subsidiary of the Company, or if he or she normally is scheduled to work less than twenty hours per week or five months per calendar year. Approximately 225 employees are currently eligible to participate in the ESPP.

  Administration, Amendment and Termination

        The Compensation Committee of the Board of Directors (the "Committee") administers the ESPP. The members of the Committee serve at the pleasure of the Board. Subject to the terms of the ESPP, the Committee has all discretion and authority necessary or appropriate to control and manage the operation and administration of the ESPP. The Committee may make whatever rules, interpretations, and computations, and take any other actions to administer the ESPP that it considers appropriate to promote the Company's best interests, and to ensure that the ESPP remains qualified under Section 423 of the Internal Revenue Code. The Committee may delegate one or more of ministerial duties in the administration of the ESPP.

        The Committee or the Board of Directors may amend or terminate the ESPP at any time and for any reason. However, as required by Section 423 of the Internal Revenue Code, the Company's stockholders must approve certain material amendments.

  Number of Shares of Common Stock Available under the ESPP

        Prior to taking into account the number of shares requested for issuance under the ESPP pursuant to this Proposal Four, a total of 215,000 shares of Common Stock were initially reserved for issuance under the ESPP. Additionally, beginning on the first day of the Company's fiscal year beginning in 2001, an additional number of shares of Common Stock have been added, and will continue to be added, to the ESPP equal to the least of (i) 430,000, (ii) 1% of the outstanding shares of Common Stock at the beginning of any applicable year, or (iii) an amount determined by the Board of Directors. Shares sold under the ESPP may be newly issued shares or treasury shares. In the event of any stock split, stock dividend or other change in the capital structure of the Company, appropriate adjustments will be made in the number, kind and purchase price of the shares available for purchase under the ESPP.

  Enrollment and Contributions

        The ESPP generally has consecutive and overlapping twenty-four month offering periods that usually begin every six months. Each twenty-four month offering period includes four six-month purchase periods, during which payroll deductions are accumulated and, at the end of which, shares of Common Stock are purchased with a participant's accumulated payroll deductions. The Committee has the power to change the duration of future offering periods. To participate, an eligible employee must authorize payroll deductions pursuant to the ESPP. Such payroll deductions may not exceed 15% of a participant's eligible compensation during the offering period.

  Purchase of Shares

        At the beginning of each offering period, each participant automatically is granted an option to purchase shares of Common Stock. The option expires at the end of the offering period or upon termination of employment, whichever is earlier, but is exercised at the end of each purchase period to the extent of the payroll deductions accumulated during such purchase period. The price of the shares equals 85% of the lower of (1) the stock's market value on the first day of the offering period, or (2) the stock market's value on the last day of the purchase period. Market value under the ESPP means the closing sales price of Common Stock on the Nasdaq National Market for the day in question. However, in any single year, no employee may purchase more than $25,000 of Common Stock (based on market value at the beginning of the applicable offering period). The maximum number of shares that a participant may purchase during any purchase period is 2,500 shares.

  Termination of Participation

        Participation in the ESPP terminates when a participating employee's employment with the Company (or any participation subsidiary) ceases for any reason, the employee withdraws from the ESPP, or the Company terminates or amends the ESPP such that the employee no longer is eligible to participate.

  Number of Shares Purchased by Certain Individuals and Groups

        Given that the number of shares that may be purchased under the ESPP is determined, in part, based on the Common Stock's market value at the beginning of an offering period and at the end of a purchase period (or upon a purchase date within an offering period) and given that participation in the

ESPP is voluntary on the part of employees, the actual number of shares that may be purchased by any individual is not determinable.

  Tax Aspects

        Based on management's understanding of current federal income tax laws, the tax consequences of the purchase of shares of common stock under the ESPP are as follows.

        An employee will not have taxable income when the shares of Common Stock are purchased for him or her, but the employee generally will have taxable income when the employee sells or otherwise disposes of stock purchased through the ESPP.

        For shares that the employee does not dispose of until more than 24 months after the applicable enrollment date and more than 12 months after the purchase date (the "holding period"), gain up to the amount of the discount (if any) from the market price of the stock on the enrollment date (or re-enrollment date) is taxed as ordinary income. Any additional gain above that amount is taxed at long-term capital gain rates. If, after the holding period, the employee sells the stock for less than the purchase price, the difference is a long-term capital loss. Shares sold within the holding period are taxed at ordinary income rates on the amount of discount received from the stock's market price on the purchase date. Any additional gain (or loss) is taxed to the stockholder as long-term or short-term capital gain (or loss). The purchase date begins the period for determining whether the gain (or loss) is short-term or long-term.

        The Company may deduct for federal income tax purposes an amount equal to the ordinary income an employee must recognize when he or she disposes of stock purchased under the ESPP within the holding period. The Company may not deduct any amount for shares disposed of after the holding period.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE
APPROVAL OF THE AMENDMENT TO THE 2000 EMPLOYEE STOCK PURCHASE PLAN.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth as of April 9, 2004, certain information with respect to the beneficial ownership of the Company's Common Stock by (i) each director and each nominee for director, (ii) each of the executive officers named in the Summary Compensation Table appearing herein, (iii) any person (including any group as that term is used in Section 13(d)(3) of the Exchange Act), known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, and (iv) all current executive officers, directors and nominees for directors of the Company as a group. The Company does not know of any arrangements, including any pledge by any person of securities of the Company, which may at a subsequent date result in a change of control of the Company. Unless otherwise indicated, the address of each listed stockholder is c/o Ciphergen Biosystems, Inc., 6611 Dumbarton Circle, Fremont, California 94555.

Name and Address of Beneficial Owner	Number of Shares	Percent of Common Stock Outstanding(1)
5% STOCKHOLDERS, DIRECTORS, NOMINEES FOR DIRECTORS AND NAMED EXECUTIVE OFFICERS
Wellington Management Company, LLP 75 State Street Boston, MA 02109	2,695,809	9.3%
James L. Rathmann(2)	2,343,830	8.0%

Falcon Technology Partners 600 Dorset Road Devon, PA 19333	2,235,431	7.7%
Columbia Wanger Asset Management, L.P. 227 West Monroe Street, Suite 3000 Chicago, IL 60606	1,975,000	6.8%
Next Century Growth Investors, LLC. 5500 Wayzata Blvd., Suite 975 Minneapolis, MN 55416	1,893,000	6.5%
William E. Rich(3)	1,577,952	5.3%
Michael J. Callaghan(4) MDS Capital Corp. 100 International Blvd. Etobicoke, Ontario, Canada M9W 6J6	1,096,191	3.8%
John A. Young(5) 167 S. San Antonio Road, Suite 7 Los Altos, CA 94022-3055	358,172	1.2%
John R. Storella(6)	153,701	*
Matthew J. Hogan(7)	142,595	*
Martin L. Verhoef(8)	128,491	*
David A. DeNola(9)	123,753	*
Wendell Wierenga(10) Neurocrine Biosciences, Inc. 10555 Science Center Drive San Diego, CA 92121	34,833	*
Rajen K. Dalal(11) Guava Technologies, Inc. 25801 Industrial Blvd. Hayward, CA 94545	30,666	*
Judy Bruner(12) palmOne, Inc. 400 N. McCarthy Blvd. Milpitas, CA 95035	14,582	*
ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (fifteen persons)(13)	6,254,668	20.5%

*
less than one percent of outstanding shares

(1)
Applicable percentage ownership is based on 29,109,126 shares of Common Stock outstanding as of April 9, 2004 together with applicable options for such stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to securities, subject to community property laws, where applicable. Shares of Common Stock subject to options currently exercisable or exercisable within

  60 days after April 9, 2004, are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.

(2)
Includes 95,300 shares in the name of Mr. Rathmann, a director, issuable within 60 days of April 9, 2004 upon exercise of stock options, 13,099 shares currently owned by Mr. Rathmann and 2,235,431 shares in the name of Falcon Technology Partners, of which Mr. Rathmann is a General Partner.

(3)
Includes 26,229 shares held in an Individual Retirement Account and 4,300 shares held by Lenita L. Rich, a former employee, who is Dr. Rich's spouse. Includes 409,833 shares of Common Stock issuable within 60 days of April 9, 2004 upon exercise of stock options and 11,467 shares subject to repurchase in the event of employment termination, as part of an early option exercise agreement.

(4)
Includes 61,700 shares issuable within 60 days of April 9, 2004 upon exercise of a stock option grant to Michael J. Callaghan, 20,000 shares currently owned by Mr. Callaghan and 1,014,491 shares owned by four funds managed or advised by MDS Capital Corp. Mr. Callaghan, a director, is Senior Vice President of MDS Capital Corp.

(5)
Includes 184,072 shares of Common Stock and 174,100 shares issuable within 60 days of April 9, 2004 upon exercise of stock options granted to Mr. Young.

(6)
Includes 117,749 shares of Common Stock issuable within 60 days of April 9, 2004 upon exercise of stock options.

(7)
Includes 126,416 shares of Common Stock issuable within 60 days of April 9, 2004 upon exercise of stock options.

(8)
Includes 125,498 shares of Common Stock issuable within 60 days of April 9, 2004 upon exercise of stock options.

(9)
Includes 77,166 shares of Common Stock issuable within 60 days of April 9, 2004 upon exercise of stock options.

(10)
Includes 34,833 shares of Common Stock issuable within 60 days of April 9, 2004 upon exercise of stock options.

(11)
Includes 30,666 shares of Common Stock issuable within 60 days of April 9, 2004 upon exercise of stock options.

(12)
Includes 14,582 shares of Common Stock issuable within 60 days of April 9, 2004 upon exercise of stock options.

(13)
Includes 1,378,675 shares issuable within 60 days of April 9, 2004 upon exercise of stock options, and a total of 25,514 shares which are subject to repurchase in the event of termination of employment, as part of early exercise agreements for three officers.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Executive Officers:

        Egisto Boschetti, 58, joined Ciphergen as a result of the BioSepra acquisition in July 2001, and serves as Vice President, Research and Development. Internationally recognized as an expert in protein separation by chromatography, he served BioSepra and its predecessors as Research Director since the inception of this business in the late 1970's. With a degree in biochemistry from the University of Bologna (Italy) and an M.B.A. from Institut Francais de Gestion (France), Dr. Boschetti is one of the co-founders of Biosphere Medical where he served as President at the early stage of that company's development. His extensive experience in the domain of proteins is witnessed by over 180 scientific publications in international journals and books and applications for more than 30 patents. Major accomplishments in the bio-purification domain are the design of a variety of composite solid phase sorbents, coupling chemistry, ligand design and immobilization.

        Daniel M. Caserza, 51, joined us in May 1999 as Corporate Controller. Prior to joining us, he was Corporate Controller at Intellisys Group from March 1998 to April 1999, Swan Magnetics from June 1997 to March 1998, and Edify Corporation from June 1995 to June 1997, all technology companies. Earlier, he was Corporate Controller for Gas Tech, Inc., a subsidiary of Thermo Electron Corporation from 1992 to 1995, and before that he spent eleven years with Hewlett-Packard Company in a variety of financial positions. Mr. Caserza also previously worked in public accounting with Deloitte Haskins & Sells. He received a B.S. degree in mathematics from Santa Clara University and an M.B.A. from the Santa Clara University Graduate School of Business.

        David A. DeNola, 54, joined us in January 2000 as Vice President, Operations. Prior to joining us, he was Chief Operating Officer of Gamida-Cell, a cell therapy company, from March 1999 to January 2000. From September 1997 to March 1999, he was Vice President and Deputy General Manager of CBD Technologies, an agricultural biotechnology company. From August 1994 to August 1997, he held positions as Director of Operations, Business Development Manager and Chief Operating Officer at Diagenetics, Ltd., a molecular biology-based diagnostics company. From 1992 to 1993, he served as Director of Operations at Tago Immunologicals, a division of Biosource International, an antibody company. From 1991 to 1992, he was Manager of Contract Manufacturing at Somatix Therapy, a gene therapy company. Mr. DeNola received a B.A. in Genetics/Biological Anthropology from the University of California, Berkeley, and a post-graduate degree in business from the Technion College in Israel.

        Matthew J. Hogan, 44, joined us in September 2000 as our Vice President and Chief Financial Officer and was named Senior Vice President in March 2004. Prior to joining us, he was the Chief Financial Officer at Avocet Medical, Inc. starting in June 1999. From 1996 to 1999, Mr. Hogan was the Chief Financial Officer at Microcide Pharmaceuticals, Inc. From 1986 to 1996, he held various positions in the investment banking group at Merrill Lynch & Co., most recently as a Director focusing on the biotechnology and pharmaceutical sectors. Mr. Hogan holds a B.A. in economics from Dartmouth College and an M.B.A. from the Amos Tuck School of Business Administration.

        Robert M. Maurer, 51, joined us in June 1999 on a consulting basis and became a full time employee as Vice President, Business Development in February 2000. He was an independent consultant in biomedical business development, technology licensing and corporate strategy from March 1999 to February 2000. Prior to that he served as Vice President of Business Development at Avigen Corporation, a gene delivery system company, from November 1996 to February 1999. From November 1995 to June 1996, he was Vice President of Strategic Marketing at Promega Corporation, a life sciences company. From February 1992 to April 1995, he was Chief Operating Officer, Secretary and Treasurer of Molecular Geriatrics Corporation, an Alzheimer's Disease research company. From 1974 to February 1992 he held various sales and general management positions in the Diagnostics

Division of Abbott Laboratories. He received a B.A. in economics and mathematics from Carleton College and an M.B.A. from the Harvard Graduate School of Business.

        Gail S. Page, 48, joined us in January 2004 as President of Ciphergen's Diagnostic Division and an Executive Vice President of Ciphergen Biosystems, Inc. From October 2000 to January 2003, she was the Executive Vice President and Chief Operating Officer of Luminex Corporation. From 1988 to 2000, she held various senior level management positions with Laboratory Corporation of America. In 1993, she was named Senior Vice President, Office of Science and Technology at LabCorp, responsible for the management of scientific affairs in addition to the diagnostics business segment. Additionally, from 1995 to 1997, she headed the Cytology and Pathology Services business unit for LabCorp. From 1988 to 2000, she was a member of the Scientific Advisory Board and chaired the committee from 1993 to 1997. Prior to her years at LabCorp and its predecessor, Roche Biomedical, she worked in various functions in the academic and diagnostic industry. She received her Medical Technology degree in 1976 from the University of Florida in combination with an A.S. degree in cardiopulmonary technology.

        John R. Storella, 48, joined us in April 2000 as Vice President, Intellectual Property Affairs. Prior to joining us, he was a Partner from January 1999 to April 2000, and an Associate Attorney from October 1994 to December 1998, at Townsend and Townsend and Crew, LLP, a San Francisco law firm specializing in intellectual property. Prior to that, he was an Associate Attorney at Campbell and Flores in San Diego where he specialized in biotechnology patent law from April 1993 to September 1994. From 1988 to 1993 he was an Associate Attorney specializing in patent law at Fish & Neave in New York. He received a B.A. degree in biology from Dartmouth College, an M.A. in zoology from the University of Massachusetts, Amherst and a J.D. from the University of Virginia School of Law.

        Martin L. Verhoef, 44, joined us in April 2000 as Vice President, Sales and Marketing and was promoted on January 2004 to Executive Vice President of Ciphergen Biosystems, Inc. and President of Ciphergen's Biosystems Division. Prior to joining us, he was with Hewlett-Packard Company/Agilent Technologies, Inc. from 1990 to April 2000. He was Marketing Manager, Bioscience Products from March 1999 to April 2000, System Program Manager, Bioscience Products from September 1997 to February 1999, and Marketing Section Manager, Bioscience Products from June 1996 to August 1997. Prior to that, he was Product Marketing Manager, Capillary Electrophoresis and Liquid Chromatography from 1990 to 1996 at Hewlett-Packard GmbH, in Waldbronn, Germany. From 1989 to 1990, he was Product Manager, Process Chromatography at Pharmacia LKB Biotechnology AB in Sweden. He received a B.S. degree in medical microbiology and biochemistry from the Van't Hoff Institute in Rotterdam, the Netherlands.

Executive Compensation

        The following table sets forth all compensation paid or accrued during fiscal years 2003, 2002 and 2001 to the Company's President and Chief Executive Officer, and each of the Company's four other most highly compensated executive officers whose annual compensation exceeded $100,000 for fiscal year 2003 (each a "Named Officer").

SUMMARY COMPENSATION TABLE

Long-Term Compensation Awards
Annual Compensation
Name and Principal Position	Fiscal Year			Securities Underlying Options(#)(2)	All Other Compensation(3)
		Salary	Bonus(1)
William E. Rich, Ph.D President, Chief Executive Officer and Director	2003 2002 2001	$264,167 251,500 233,000	$310,203 240,101 220,000	150,000 125,000 100,000	$18,759 26,024 25,460
David A. DeNola Vice President, Operations	2003 2002 2001	$214,225 204,306 193,906	$43,675 40,866 37,500	25,000 20,000 31,000	$1,622 1,622 1,568
Matthew J. Hogan Senior Vice President & Chief Financial Officer	2003 2002 2001	$215,694 200,454 184,875	$59,134 40,086 36,750	35,000 30,000 25,000	$1,640 1,640 1,568
John R. Storella Vice President, Intellectual Property Affairs	2003 2002 2001	$212,633 201,574 190,057	$42,514 40,316 37,500	35,000 20,000 34,000	$1,622 1,622 1,568
Martin L. Verhoef Executive Vice President and President, Biosystems Division	2003 2002 2001	$233,356 219,443 199,091	$92,687 52,360 43,250	50,000 65,000 39,000	$8,630 17,219 4,078

(1)
Includes bonuses earned by the Named Officer based upon performance in the year noted but paid in the subsequent year.

(2)
Represents options granted at fair market value at the time of grant pursuant to the Company's 1993 Stock Option Plan or 2000 Stock Plan. Such options vest on a monthly basis over a five-year period.

(3)
Represents amounts paid by the Company on behalf of the officer for term life insurance policies (the proceeds of which are payable to the officer's beneficiaries) and, in the case of Dr. Rich and Mr. Verhoef, reimbursements for automobile leases. Also includes imputed interest on interest-free notes related to Dr. Rich's relocation to California.

OPTION GRANTS IN 2003

        The following table sets forth information concerning grants of stock options to each of the Named Officers during 2003. All options granted to these executive officers in 2003 were granted under the 2000 Stock Plan. Except where otherwise noted, one-sixtieth (1/60th) of the shares subject to each option vest one month after the vesting commencement date, and an additional 1/60th of the shares subject to each option vest each month thereafter. The options are exercisable when vested. The percent of the total options set forth below is based on an aggregate of 1,015,950 options granted to employees during 2003. All options were granted at fair market value on the date of grant.

        Potential realizable value represents hypothetical gains that could be achieved on the options if exercised at the end of the option term assuming the fair market value of the Common Stock on the date of grant appreciates at 5% and 10% per year over the option term. The assumed 5% and 10% rates of stock price appreciation are provided in accordance with rules of the Securities and Exchange Commission and do not represent our estimate or projection of the Company's future Common Stock price.

	Individual Grants
							Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term($)
	Number of Securities Underlying Options Granted(#)		Percent of Total Options Granted to Employees During Period
Name					Exercise Price ($ per Share)
						Expiration Date	5%	10%
William E. Rich, Ph.D. President, Chief Executive Officer and Director	150,000		14.8%		$4.43	March 6, 2013	$417,900	$1,059,042
David A. DeNola Vice President, Operations	25,000		2.5%		4.35	February 12, 2013	68,392	173,319
Matthew J. Hogan Senior Vice President & Chief Financial Officer	35,000		3.4%		4.35	February 12, 2013	95,749	242,647
John R. Storella Vice President, Intellectual Property Affairs	30,000 5,000	*	3.0 0.5	% %	4.35 9.60	February 12, 2013 June 4, 2013	82,071 30,187	207,983 76,500
Martin L. Verhoef Executive Vice President, and President, Biosystems Division	50,000		4.9%		4.35	February 12, 2013	136,785	346,639

*
This option was fully vested on the date of grant.

AGGREGATE OPTION EXERCISES IN 2003 AND VALUES AT DECEMBER 31, 2003

        The following table sets forth information concerning exercisable and unexercisable stock options held by the executive officers named in the summary compensation table at December 31, 2003. The value of unexercised in-the-money options is based on the fair market value per share, as of December 31, 2003, of the Company's Common Stock underlying the options minus the actual exercise prices. All options were granted under the Company's 1993 Stock Option Plan or 2000 Stock Plan. Except as otherwise noted, these options vest over 60 months and otherwise conform to the terms of the Company's stock plans.

			Number of Unexercised Options at December 31, 2003(#)		Value of Unexercised In-the-Money Options at December 31, 2003($)(2)
Name	Shares Acquired on Exercise	Value Realized($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
William E. Rich, Ph.D. President, Chief Executive Officer and Director	—	$—	368,000	265,000	$2,732,786	$1,763,750
David A. DeNola Vice President, Operations	—	—	69,250	49,750	478,546	313,560
Matthew J. Hogan Senior Vice President and Chief Financial Officer	—	—	115,133	65,367	839,979	420,138
John R. Storella Vice President, Intellectual Property Affairs	—	—	109,183	55,067	760,329	344,876
Martin L. Verhoef Executive Vice President and President, Biosystems Division	25,000	164,800	107,182	107,818	760,302	731,680

(1)
The Value Realized is equal to the market value of the Company's Common Stock on the date of exercise minus the exercise price.

(2)
Value is determined by subtracting the exercise price of an option from the $11.43 per share fair market value of the Company's Common Stock as of December 31, 2003.

Employment and Severance Agreements

        We entered into an employment agreement, dated August 24, 2000, with William E. Rich, Ph.D., our President and Chief Executive Officer. The agreement provides that if the Company is acquired and within 12 months afterwards Dr. Rich's employment is terminated or constructively terminated without cause, Dr. Rich will receive severance pay equal to 12 months' salary and all of the options granted to Dr. Rich will immediately vest.

        We entered into an employment agreement, dated January 8, 2004, with Gail Page, President of Ciphergen's Diagnostics Division and an Executive Vice President of Ciphergen Biosystems, Inc. The agreement provides that if the Company is acquired and within 12 months afterwards Ms. Page's employment is terminated or constructively terminated without cause, Ms. Page will receive severance pay equal to 12 months' salary and all of the options granted to Ms. Page will immediately vest.

        We entered into an employment agreement, dated January 8, 2004, with Martin Verhoef, President of Ciphergen's Biosystems Division and an Executive Vice President of Ciphergen Biosystems, Inc. The agreement provides that if the Company is acquired and within 12 months afterwards Mr. Verhoef's employment is terminated or constructively terminated without cause, Mr. Verhoef will receive severance pay equal to 12 months' salary and all of the options granted to Mr. Verhoef will immediately vest.

Director Compensation

        During 2002, the Board of Directors determined that it would commence a compensation system for outside directors and in 2003, this compensation system was revised. Pursuant to this system, each outside director receives, at the outside director's choice, either: (i) payment in the amount of $5,000 paid quarterly as long as such person continues to act as a director, or (ii) an additional option to purchase a number of additional whole shares of Common Stock, which are determined by the Company to have a Black-Scholes valuation on the date of grant approximately equal to $20,000. In addition, each new outside director shall be granted, on the date of the first meeting of the Board he or she attends, an option to purchase 25,000 shares of Common Stock, vesting monthly over a 24-month period. Each continuing outside director shall be granted an annual option, on the date of each Annual Meeting of Stockholders, to purchase 12,500 shares of our Common Stock, vesting monthly over a 12-month period. Also on the date of each Annual Meeting of Stockholders, the Chairman of the Board will receive an annual grant of an option to purchase 10,000 shares of our Common Stock, vesting monthly over a 12-month period. The Chairman of the Audit Committee receives an additional option to purchase 5,000 shares of our Common Stock, vesting monthly over a 12-month period and the Chairmen of the Compensation Committee and the Nominating and Governance Committee, if different from the Chairman of the Board, each receive an additional option to purchase 2,500 shares of our Common Stock, vesting monthly over a 12-month period.

        In recognition of their contributions to the Company in serving as members of the Litigation Committee from 2000 to 2003, culminating in the successful settlement of our litigation matter, the Board of Directors granted 30,000 immediately-vested options to John A. Young and James L. Rathmann at an exercise price of $9.60 per share, which was the fair market value of our Common Stock on the date of grant.

        During 2001, our outside directors served without cash compensation. In August 2001, outside directors or the institutions they represented were each awarded non-statutory options for 10,000 shares of our Common Stock, with each option vesting monthly over 12 months. In each of August 2000, November 1999, September 1998 and September 1997, outside directors or the institutions they represented were each awarded non-statutory options for 8,600 shares of our Common Stock, with each option vesting monthly over 12 months. In March 2000, John A. Young, the Chairman of our Board, was granted a non-statutory option to acquire 86,000 shares, of which half vested at the date of grant and half vested monthly over 24 months.

        The Company reimburses its directors who are not officers or employees for expenses incurred in attending any Board of Directors or committee meeting. Directors who are also the Company's officers or employees are not compensated for attending Board of Directors or committee meetings.

        Employee directors who meet the eligibility requirements may participate in the Company's 2000 Employee Stock Purchase Plan.

REPORT OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS

        The Compensation Committee of the Board of Directors reviews and recommends to the Board of Directors for approval the Company's executive compensation policies. The Compensation Committee during 2003 consisted of directors John A. Young, Michael J. Callaghan and Wendell Wierenga. The Board has adopted a written Compensation Committee Charter.

        The following is the report of the Compensation Committee of the Board of Directors with respect to the compensation paid to the Company's executive officers during the fiscal year ended December 31, 2003. Actual compensation earned during fiscal 2003 by the Named Officers is shown in the Summary Compensation Table above under "Executive Compensation and Other Matters."

Compensation Philosophy

        The goal of the Company's compensation policies is to align executive compensation with business objectives and corporate performance, and to attract and retain executives who contribute to the long-term success and value of the Company. Compensation for the Company's executive officers consists of a base salary and potential cash bonus, as well as potential incentive compensation through stock options and stock ownership. The Committee considers the total current and potential long-term compensation of each executive officer in establishing each element of compensation.

Base Salaries

        The base salary component is designed to compensate executive officers competitively at levels necessary to attract and retain qualified executives in the pharmaceutical and biotechnology industries. The base salary for each officer is set on the basis of personal performance, the salary levels in effect for comparable positions within the Company's principal competitors, and internal comparability considerations. As a general matter, the base salary for each executive officer is initially established through negotiation at the time the officer is hired, taking into account such officer's qualifications, experience, prior salary, and competitive salary information. Year-to-year adjustments to each executive officer's base salary are based upon personal performance for the year and changes in the general level of base salaries of persons in comparable positions within the industry.

Incentive Bonuses

        The Company has a formal incentive bonus plan pursuant to which the executive officers of the Company are eligible to receive incentive cash compensation based upon achievement of quarterly or annual goals. The amounts of such cash bonuses for executive officers other than the Chief Executive Officer are determined by the Chief Executive Officer, subject to review and approval of the Compensation Committee and the Board of Directors. The amount of any cash bonus for the Chief Executive Officer is determined by the Compensation Committee, subject to the review and approval of the Board of Directors.

Long-Term Incentives

        The Committee provides the Company's executive officers with long-term incentive compensation through grants of stock options under the Company's 2000 Stock Plan and the opportunity to purchase stock under the 2000 Employee Stock Purchase Plan (the "ESPP"). The Committee believes that stock options provide the Company's executive officers with the opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the Company's Common Stock. The Committee believes that stock options directly motivate an executive to maximize long-term stockholder value. The options also utilize vesting periods (generally five years) that encourage key executives to continue in the employ of the Company. All options granted to executive officers to date have been granted at the fair market value of the Company's Common Stock on the date of grant. The Committee considers the grant of each option subjectively, considering factors such as the individual performance of the executive officer and the past and anticipated future contribution of the executive officer to the attainment of the Company's long-term strategic performance goals. Long-term incentives granted in prior years are also taken into consideration.

        The Company established the ESPP both to encourage employees to continue in the employ of the Company and to motivate employees through ownership interest in the Company. Under the ESPP, employees may purchase Common Stock semi-annually through payroll deductions at a price equal to the lower of 85% of the closing price on the applicable offering commencement date or 85% of the closing price on the applicable purchase date. The Company has reserved 905,795 shares of Common Stock for issuance to employees under the ESPP.

Chief Executive Officer Compensation

        The compensation of the Chief Executive Officer is reviewed annually on the same basis as discussed above for all executive officers. In 2003, William E. Rich's base salary was increased from $255,000 to $265,000, an increase of 3.9%. Mr. Rich received a $190,000 bonus in 2004 relative to 2003 performance, a $120,000 bonus in 2003 related to the successful resolution of a litigation matter in 2003 and a $240,000 bonus in 2003 relative to 2002 performance. As with other executive officers, Mr. Rich's total compensation was based on the Company's accomplishments and the Chief Executive Officer's contribution thereto.

Section 162(m)

        The Board has considered the potential future effects of Section 162(m) of the Internal Revenue Code on the compensation paid to the Company's executive officers. Section 162(m) disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1.0 million in any taxable year for any of the executive officers named in the Proxy Statement, unless compensation is performance-based. The Company has adopted a policy that, where reasonably practicable, the Company will seek to qualify the variable compensation paid to its executive officers for an exemption from the deductibility limitations of Section 162(m).

        In approving the amount and form of compensation for the Company's executive officers, the Committee will continue to consider all elements of the cost to the Company of providing such compensation, including the potential impact of Section 162(m).

                      Respectfully submitted by:

                      MEMBERS OF THE COMPENSATION COMMITTEE

                      John A. Young, Chairman
                      Michael J. Callaghan
                      Wendell Wierenga

REPORT OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

        The charter of the Audit Committee of the Board, as revised in January 2004, specifies that the purpose of the Committee is to assist the Board in fulfilling its oversight responsibilities for the accounting, financial reporting and internal control functions of the Company and its subsidiaries. A copy of the Audit Committee's revised charter is attached to this Proxy Statement as Appendix 1 and is available in the Corporate Governance section of the Company's website (http://www.ciphergen.com/about_us/corp_gov/).

        The Board of Directors maintains an Audit Committee comprised of three of the Company's outside directors. The Board of Directors and the Audit Committee believe that the Audit Committee's composition satisfies the rule of the National Association of Securities Dealers, Inc. ("NASD") that governs audit committee composition, including the requirement that audit committee members all be "independent directors" as that term is defined by NASD Rule 4200(a)(14).

        The Board has adopted a written Audit Committee Charter. The Audit Committee oversees the Company's financial process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the system of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report to the Securities and Exchange Commission on Form 10-K for the year ended December 31, 2003 with management, including a discussion of the quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

        The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality, not just the acceptability, of the Company's accounting policies and such other matters as are required to be discussed with the Committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61, "Communication with Audit Committees", as amended by Statement on Auditing Standards No. 90, "Audit Committee Communication." In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures and the letter from the independent auditors required by the Independence Standards Board in its Standard No. 1.

        The Committee also discussed with the Company's independent auditors the overall scope and results of their audit. The Committee meets periodically with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee held three meetings with the auditors in regards to their review of the first three quarterly financial statements for the year ended December 31, 2003. The Committee also held four meetings with the auditors in regards to their audit of the annual financial statements for the year ended December 31, 2003.

        In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board approved, inclusion of the audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to stockholder approval, the reappointment of the Company's independent auditors for the fiscal year ending December 31, 2004.

                      Respectfully submitted by:

                      MEMBERS OF THE AUDIT COMMITTEE

                      Judy Bruner, Chairman
                      Michael J. Callaghan
                      John A. Young

PERFORMANCE GRAPH

Corporate Performance Graph

        The following graph shows a comparison of cumulative total returns from the effective date of the Company's initial public offering on September 28, 2000 through December 31, 2003 for the Company, the Nasdaq National Market Index and the Nasdaq Biotech Index. The Nasdaq Biotech Index is a capitalization-weighted index designed to measure the performance of all NASDAQ stocks in the biotechnology sector. The graph is presented pursuant to SEC rules. The Company believes that while total stockholder return can be an important indicator of corporate performance, the stock prices of companies like Ciphergen are subject to a number of market-related factors other than company performance, such as competitive announcements, mergers and acquisitions in the industry, the general state of the economy and the prices of biopharmaceutical stocks.

CUMULATIVE TOTAL RETURN* AMONG CIPHERGEN BIOSYSTEMS, INC., THE NASDAQ
NATIONAL MARKET INDEX AND THE NASDAQ BIOTECH INDEX

CUMULATIVE TOTAL RETURN AT PERIOD ENDED

*
Assumes $100 was invested on September 28, 2000 in each of the Company's Common Stock at its initial public offering price of $16.00 per share and the Nasdaq National Market Index and the Nasdaq Biotech Index at the closing prices for such indexes at such date. Assumes dividends reinvested. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

        The information contained above under the captions "Report of the Compensation Committee of the Board of Directors" and "Performance Graph" shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, (the "Securities Act") or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Such officers, directors and 10% or greater stockholders are also required by SEC rules to furnish the Company with copies of all forms that they file pursuant to Section 16(a). Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during fiscal year 2003 all executive officers and directors of the Company complied with all applicable filing requirements.

Certain Business Relationships and Related Party Transactions

        In the Company's last fiscal year, there has not been nor is there currently proposed any transaction or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds $60,000 and in which any director, executive officer, holder of more than 5% of the Common Stock of the Company or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest other than (1) compensation agreements and other arrangements, which are described where required in "Employment and Severance Agreements" and (2) the transactions described below.

        In 1998, the Company provided two interest-free loans totaling $230,000 to William E. Rich in connection with his relocation to California. One promissory note in the principal amount of $200,000, secured by a deed of trust on Dr. Rich's residence, was repaid in April 2003. The other promissory note was unsecured and matured on November 17, 2003. It was repaid when it became due.

        In March 2003, when they became due, William E. Rich repaid two notes receivable related to the early exercise of stock options. The repayments totaled approximately $236,000, including interest. Additionally, the Company has notes receivable from five officers and one other employee in the aggregate principal amount of $1.0 million related to the early exercise of stock options. These full recourse notes have five year terms, bear interest between 5.82% and 6.80%, and are collateralized by the underlying stock and other personal assets. All notes receivable related to the early exercise of options become due immediately upon termination of employment.

        The Company has entered into indemnification agreements with each of its directors and officers. Such indemnification agreements will require the Company to indemnify its directors and officers to the fullest extent permitted by Delaware law.

OTHER MATTERS

        The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote the shares they represent as the Board of Directors may recommend.

BY ORDER OF THE BOARD OF DIRECTORS

Fremont, California
Dated: April 29, 2004

Appendix 1

CHARTER FOR THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF

CIPHERGEN BIOSYSTEMS, INC.

PURPOSE:

        The purpose of the Audit Committee of the Board of Directors (the "Board") of Ciphergen Biosystems, Inc. (the "Company") shall be to:

  •
  Oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company;

  •
  Assist the Board in oversight and monitoring of (i) the integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements as well as the Company's code of conduct, (iii) the independent auditor's qualifications, independence and performance, and (iv) the Company's internal accounting and financial and disclosure controls and procedures;

  •
  Prepare the report that the rules of the Securities and Exchange Commission (the "SEC") require be included in the Company's annual proxy statement;

  •
  Provide the Company's Board with the results of its monitoring and recommendations derived therefrom; and

  •
  Provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board.

        In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

COMMITTEE MEMBERSHIP AND ORGANIZATION:

        The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors. The Audit Committee will consist of at least three members of the Board of Directors. Members of the Audit Committee must meet the following criteria (as well as any criteria required by the SEC):

  •
  Each member will be an independent director, as defined in (i) Rule 4200 of the Marketplace Rules for The Nasdaq Stock Market promulgated by the National Association of Securities Dealers, Inc. (the "NASD"), as in effect from time to time, and (ii) the rules and regulations of the SEC;

  •
  Each member will be able to read and understand fundamental financial statements, in accordance with the Audit Committee Requirements of The Nasdaq Stock Market's National Market, as in effect from time to time; and

  •
  At least one member will have (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of issues that can reasonably be expected to be raised by the issuer's financial statements, or experience actively supervising one or more persons engaged in such activities;

    (iv) an understanding of internal controls and procedures for financial reporting; and (v) an understanding of audit committee functions. This member shall have acquired such abilities through: (i) education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions; (ii) experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions; (iii) experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or (iv) other relevant experience.

COMMITTEE RESPONSIBILITIES:

        The responsibilities of the Audit Committee shall include:

  •
  Reviewing on a continuing basis the adequacy of the Company's system of internal controls, including meeting periodically with the Company's management to review the adequacy of such controls and to review before release the disclosure regarding such system of internal controls required under SEC rules to be contained in the Company's periodic filings and the attestations or reports by the independent auditors relating to such disclosure;

  •
  Discussing with the independent auditors any significant matters regarding internal controls over financial reporting that have come to their attention during the conduct of their audit;

  •
  Appointing, compensating and overseeing the work of the independent auditors for the purpose of preparing or issuing an audit report or related work;

  •
  Pre-approving audit and permissible non-audit services provided to the Company by the independent auditors (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible); in this regard, the Audit Committee shall have the sole authority to approve the hiring and firing of the independent auditors, all audit engagement fees and terms and all non-audit engagements, as may be permissible, with the independent auditors;

  •
  Establishing a policy with regards to the hiring of current or former employees of the independent auditors;

  •
  Reviewing and providing guidance with respect to the external audit and the Company's relationship with its independent auditors by (i) reviewing the independent auditors' proposed audit scope, approach and independence; (ii) obtaining on a periodic basis a statement from the independent auditors regarding relationships and services with the Company which may impact independence and presenting this statement to the Board of Directors, and to the extent there are relationships, monitoring and investigating them; (iii) discussing with the independent auditors any issues relating to audit quality control; (iv) discussing with the independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented; (v) reviewing reports submitted to the Audit Committee by the independent auditors in accordance with the applicable SEC requirements; and (vi) meeting separately with the independent auditors on a regular basis to discuss any matters that the Audit Committee or independent auditors believe should be discussed privately;

  •
  Reviewing and discussing with management and the independent auditors the quarterly unaudited financial statements and reviewing the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," prior to filing the Company's Quarterly Reports on Form 10-Q, in which they are included, with the SEC;

  •
  Reviewing and discussing with management and the independent auditors the annual audited financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," prior to filing the Company's Annual Report on Form 10-K, in which they are included, with the SEC;

  •
  Directing the Company's independent auditors to review before filing with the SEC the Company's interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

  •
  Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

  •
  Reviewing, before release, the unaudited quarterly operating results in the Company's quarterly earnings release;

  •
  Overseeing compliance with the requirements of the SEC for disclosure of auditor's services and Audit Committee members, member qualifications and activities;

  •
  Reviewing, approving and monitoring the Company's code of ethics for its chief executive officer and senior financial officers as well as the Company's code of ethics for all of its employees and directors;

  •
  Reviewing management's monitoring of compliance with the Company's standards of business conduct and with the Foreign Corrupt Practices Act;

  •
  Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company's financial statements;

  •
  Providing oversight and review of the Company's risk management policies, including its investment and foreign exchange policies;

  •
  Overseeing and reviewing the Company's policies regarding information technology and management information systems;

  •
  If necessary, instituting special investigations with full access to all books, records, facilities and personnel of the Company;

  •
  As appropriate, obtaining advice and assistance from outside legal, accounting or other advisors;

  •
  Reviewing and approving in advance any proposed related party transactions;

  •
  Reviewing its own charter, structure, processes, performance and membership requirements;

  •
  Providing a report in the Company's proxy statement in accordance with the rules and regulations of the SEC; and

  •
  Establishing procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

MEETINGS:

        The Audit Committee will meet at such times as it deems appropriate to fulfill its responsibilities but not less than the minimum number of times as may be required by applicable SEC and NASD regulations. The Audit Committee may establish its own schedule, which it will provide to the Board of Directors in advance.

        The Audit Committee will meet separately with the management of the Company at such times as are appropriate to review the financial affairs of the Company. The Audit Committee will meet separately with the independent auditors of the Company, at such times as it deems appropriate, but not less than the minimum number of times as may be required by applicable SEC and NASDAQ regulations, to fulfill the responsibilities of the Audit Committee under this charter.

MINUTES:

        The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

REPORTS:

        In addition to preparing the report in the Company's proxy statement in accordance with the rules and regulations of the SEC, the Audit Committee will summarize its examinations and recommendations to the Board as may be appropriate, consistent with the Committee's charter.

COMPENSATION:

        Members of the Audit Committee shall receive such fees, if any, for their service as Audit Committee members as may be determined by the Board in its sole discretion. Such fees may include retainers or per meeting fees. Fees may be paid in such form of consideration as is determined by the Board.

        Members of the Audit Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board or any committee thereof.

DELEGATION OF AUTHORITY:

        The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Audit Committee at its scheduled meetings.

Appendix 2

CIPHERGEN BIOSYSTEMS, INC.

2000 STOCK PLAN

        1.    Purposes of the Plan.    The purposes of this 2000 Stock Plan are:

  •
  to attract and retain the best available personnel for positions of substantial responsibility,

  •
  to provide additional incentive to Employees, Directors and Consultants, and

  •
  to promote the success of the Company's business.

        The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Purchase Rights, Stock Appreciation Rights, Performance Units and Performance Shares.

        2.    Definitions.    As used herein, the following definitions will apply:

          (a)   "Administrator" means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

          (b)   "Applicable Laws" means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

          (c)   "Award" means, individually or collectively, a grant under the Plan of Options, SARs, Restricted Stock, Performance Units or Performance Shares.

          (d)   "Award Agreement" means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan, including an Option Agreement.

          (e)   "Board" means the Board of Directors of the Company.

          (f)    "Cash Position" means as to any Performance Period, the Company' s level of cash and cash equivalents, including, without limitation, amounts classified for financial reporting purposes as short-term investments and restricted investments.

          (g)   "Code" means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

          (h)   "Committee" means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.

          (i)    "Common Stock" means the common stock of the Company.

          (j)    "Company" means Ciphergen Biosystems, Inc., a Delaware corporation.

          (k)   "Consultant" means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

          (l)    "Determination Date" means the latest possible date that will not jeopardize the qualification of an Award granted under the Plan as "performance-based compensation" under Section 162(m) of the Code.

          (m)  "Director" means a member of the Board.

          (n)   "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

          (o)   "Earnings Per Share" means as to any Performance Period, the Company's or a business unit's Net Income, divided by a weighted average number of Shares outstanding and dilutive equivalent Shares deemed outstanding, determined in accordance with U.S. GAAP; provided, however, that if Net Income as to any such Performance Period is a negative amount, then Earnings Per Share means the Company's or business unit's Net Income, divided by a weighted average number of Shares outstanding, determined in accordance with U.S. GAAP.

          (p)   "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company will be sufficient to constitute "employment" by the Company.

          (q)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (r)   "Excluded Items" includes, without limitation, (i) incentive compensation, (ii) in-process research and development expenses, (iii) acquisition costs, (iv) compensation expense from equity compensation, (v) operating expenses from acquired businesses, (vi) amortization of acquired intangible assets, and (vii) such other unusual or one-time items as may be identified by the Administrator.

          (s)   "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

              (i)  If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

             (ii)  If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock will be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

            (iii)  In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

          (t)    "Fiscal Year" means the fiscal year of the Company.

          (u)   "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (v)   "Net Income" means as to any Performance Period, the Company's or a business unit's income after taxes determined in accordance with U.S. GAAP, adjusted for any Excluded Items approved for exclusion by the Administrator.

          (w)  "Nonstatutory Stock Option" means an Option that by its terms does not qualify, or is not intended to qualify, as an Incentive Stock Option.

          (x)   "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

          (y)   "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (z)   "Operating Income" means as to any Performance Period, the Company's or a business unit's income from operations determined in accordance with U.S. GAAP, adjusted for any Excluded Items approved for exclusion by the Administrator.

          (aa)     "Option" means a stock option granted pursuant to the Plan.

          (bb)     "Option Agreement" means a written or electronic agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (cc)     "Optioned Stock" means the Common Stock subject to an Option.

          (dd)     "Optionee" means the holder of an outstanding Option granted under the Plan.

          (ee)     "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (ff)    "Participant" means the holder of an outstanding Award, including any Optionee.

          (gg)     "Performance Goals" means the goal(s) (or combined goal(s)) determined by the Administrator (in its discretion) to be applicable to a Participant with respect to an Award granted under the Plan. As determined by the Administrator, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement using one or more of the following measures: (a) Cash Position, (b) Earnings Per Share, (c) Net Income, (d) Operating Cash Flow, (e) Operating Income, (f) Return on Assets, (g) Return on Equity, (h) Return on Sales, (i) Revenue and (j) Total Shareholder Return. The Performance Goals may differ from Participant to Participant and from Award to Award. Prior to the Determination Date, the Administrator will determine whether any significant element(s) will be included in or excluded from the calculation of any Performance Goal with respect to any Participant.

          (hh)     "Performance Period" means any Fiscal Year of the Company or such other period as determined by the Administrator in its sole discretion.

          (ii)   "Performance Share" means the right to receive Shares or cash pursuant to Section 9.

          (jj)   "Performance Unit" means the right to receive Shares or cash pursuant to Section 9.

          (kk)     "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of Performance Goals, or the occurrence of other events as determined by the Administrator.

          (ll)   "Plan" means this 2000 Stock Plan, as amended and restated.

          (mm)     "Restricted Stock" means Shares issued pursuant to an Award of Restricted Stock under Section 7 of the Plan, or issued pursuant to the early exercise of an Option.

          (nn)     "Return on Assets" means as to any Performance Period, the percentage equal to the Company's or a business unit's Operating Income divided by average net Company or business unit, as applicable, assets, determined in accordance with U.S. GAAP.

          (oo)     "Return on Equity" means as to any Performance Period, the percentage equal to the Company's Net Income divided by average stockholder's equity, determined in accordance with U.S. GAAP.

          (pp)     "Return on Sales" means as to any Performance Period, the percentage equal to the Company's or a business unit's Operating Income divided by the Company's or the business unit's, as applicable, Revenue.

          (qq)     "Revenue" means as to any Performance Period, the Company's or business unit's net sales, determined in accordance with U.S. GAAP.

          (rr)    "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          (ss)    "Section 16(b)" means Section 16(b) of the Exchange Act.

          (tt)    "Service Provider" means an Employee, Director or Consultant.

          (uu)     "Share" means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

          (vv)   "Stock Appreciation Right" or "SAR" means an Award, granted alone or in connection with an Option, that pursuant to Section 8 is designated as a SAR.

          (ww)     "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

          (xx)   "Total Shareholder Return" means as to any Performance Period, the total return (change in share price plus reinvestment of any dividends) of a Share.

          (yy)   "U.S. GAAP" means generally accepted accounting principles in the United States.

        3.    Stock Subject to the Plan.

          a.    Stock Subject to the Plan.    Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is 2,500,000 Shares, plus an annual increase to be added on the first day of the Company's fiscal year, beginning fiscal year 2001, equal to the lesser of (i) 5,000,000 Shares, (ii) 5% of the outstanding Shares of Common Stock on the last day of the immediately preceding fiscal year or (iii) an amount determined by the Board. The Shares may be authorized, but unissued, or reacquired Common Stock. Shares will not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash. Upon payment in Shares pursuant to the exercise of an SAR, the number of Shares available for issuance under the Plan will be reduced only by the number of Shares actually issued in such payment. If the exercise price of an Award is paid by tender to the Company, or attestation to the ownership, of Shares owned by the Participant, the number of Shares available for issuance under the Plan will be reduced by the gross number of Shares for which the Award is exercised.

          b.    Lapsed Awards.    If an Award expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Award, will not be returned to the Plan and will not become available for future distribution under the Plan, except that if unvested Shares are forfeited or repurchased by the Company, such Shares will become available for future grant under the Plan.

          c.    Share Reserve.    The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

        4.    Administration of the Plan.

          a.    Procedure.

            (i)    Multiple Administrative Bodies.    Different Committees with respect to different groups of Service Providers may administer the Plan.

            (ii)    Section 162(m).    To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan will be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

            (iii)    Rule 16b-3.    To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

            (iv)    Other Administration.    Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

          b.    Powers of the Administrator.    Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

              (i)  to determine the Fair Market Value;

             (ii)  to select the Service Providers to whom Awards may be granted hereunder;

            (iii)  to determine the number of Shares to be covered by each Award granted hereunder;

            (iv)  to approve forms of agreement for use under the Plan;

             (v)  to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

            (vi)  to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

           (vii)  to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

          (viii)  to modify or amend each Award (subject to Section 17(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Awards longer than is otherwise provided for in the Plan;

            (ix)  to allow Participants to satisfy withholding tax obligations in such manner as prescribed in Section 13;

             (x)  to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

            (xi)  to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award; and

           (xii)  to make all other determinations deemed necessary or advisable for administering the Plan.

          i)    Effect of Administrator's Decision.    The Administrator's decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

        5)    Eligibility.    Nonstatutory Stock Options, Restricted Stock, Stock Appreciation Rights, Performance Units and Performance Shares may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

        6)    Stock Options.

          (a)    Limitations.

               i)  Each Option will be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

              ii)  The following limitations will apply to grants of Options:

              A.    No Service Provider will be granted, in any Fiscal Year, Options to purchase more than 750,000 Shares.

              B.    In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 2,000,000 Shares, which will not count against the limit set forth in Section 6(a)(2)(ii)(A) above.

              C.    The foregoing limitations will be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 12.

              D.    If an Option is cancelled in the same Fiscal Year in which it was granted (other than in connection with a transaction described in Section 12), the cancelled Option will be counted against the limits set forth in subsections (A) and (B) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

          b)    Term of Option.    The Administrator will determine the term of each Option in its sole discretion. In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

          c)    Option Exercise Price and Consideration.

            (i)    Exercise Price.    The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:

              A.    In the case of an Incentive Stock Option

                a)    granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant.

                b)    granted to any Employee other than an Employee described in paragraph a) immediately above, the per Share exercise price will be no less than 100% of the Fair Market Value per Share on the date of grant.

                c)     Notwithstanding the foregoing, Incentive Stock Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

              A.    In the case of a Nonstatutory Stock Option, the per Share exercise price will be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price will be no less than 100% of the Fair Market Value per Share on the date of grant.

            (ii)    Waiting Period and Exercise Dates.    At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

            (iii)    Form of Consideration.    The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

              A.    cash;

              B.    check;

              C.    promissory note to the extent permitted by Applicable Laws;

              D.    other Shares, provided Shares acquired directly or indirectly from the Company, (1) have been owned by the Participant and not subject to substantial risk of forfeiture for more than six months on the date of surrender, and (2) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option will be exercised;

              E.    consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

              F.     a reduction in the amount of any Company liability to the Participant, including any liability attributable to the Participant's participation in any Company-sponsored deferred compensation program or arrangement;

              G.    any combination of the foregoing methods of payment; or

              H.    such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

          d)    Exercise of Option.

            i.    Procedure for Exercise; Rights as a Stockholder.    Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder will be suspended during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

            An Option will be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with an applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

            Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

            ii.    Termination of Relationship as a Service Provider.    If an Participant ceases to be a Service Provider, other than upon the Participant's death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option will remain exercisable for three (3) months following the Participant's termination. If, on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

            iii.    Disability of Participant.    If an Participant ceases to be a Service Provider as a result of the Participant's Disability, the Participant may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option will remain exercisable for twelve (12) months following the Participant's termination. If, on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

            iv.    Death of Participant.    If an Participant dies while a Service Provider, the Option may be exercised following Participant's death within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Option Agreement) by the Participant's designated beneficiary, provided such beneficiary has been designated prior to Participant's death in a form acceptable by the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant's estate or by the person(s) to whom the Option is transferred pursuant to the Participant's will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Option Agreement, the Option will remain exercisable for twelve (12) months following Participant's death. If, at the time of death, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

        (7)    Restricted Stock.

          a)    Grant of Restricted Stock.    Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

          b)    Restricted Stock Agreement.    Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Notwithstanding the foregoing, during any Fiscal Year no Participant will receive more than an aggregate of 250,000 Shares of Restricted Stock; provided, however, that in connection with a Participant's initial service as an Employee, an Employee may be granted an aggregate of up to an additional 500,000 Shares of Restricted Stock. Unless the Administrator determines otherwise, Shares of Restricted Stock will be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

          c)    Transferability.    Except as provided in this Section 7, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

          d)    Other Restrictions.    The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

          e)    Removal of Restrictions.    Except as otherwise provided in this Section 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

          f)    Voting Rights.    During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

          g)    Dividends and Other Distributions.    During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

          h)    Return of Restricted Stock to Company.    On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

          i)    Section 162(m) Performance Restrictions.    For purposes of qualifying a Restricted Stock as "performance-based compensation" under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals, which will be set by the Administrator on or before the Determination Date. In this connection, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Restricted Stock under Section 162(m) of the Code (e.g., in determining the Performance Goals).

        8)    Stock Appreciation Rights.

          a)    Grant of SARs.    Subject to the terms and conditions of the Plan, a SAR may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

          b)    Number of Shares.    The Administrator will have complete discretion to determine the number of SARs granted to any Participant, provided that during any Fiscal Year, no Participant will be granted SARs covering more than 750,000 Shares. Notwithstanding the foregoing limitation, in connection with a Participant's initial service as an Employee, an Employee may be granted SARs covering up to an additional 2,000,000 Shares.

          c)    Exercise Price and Other Terms.    The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of SARs granted under the Plan.

          d)    SAR Agreement.    Each SAR grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

          e)    Expiration of SARs.    An SAR granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 6(d) also will apply to SARs.

          f)    Payment of SAR Amount.    Upon exercise of an SAR, a Participant will be entitled to receive payment from the Company, less any applicable withholding taxes, in an amount determined by multiplying:

            i)     The difference between the Fair Market Value of a Share on the date of exercise and the exercise price; times

            ii)    The number of Shares with respect to which the SAR is exercised.

          At the discretion of the Administrator, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

        (9)    Performance Units and Performance Shares.

          a)    Grant of Performance Units/Shares.    Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant provided that during any Fiscal Year, (a) no Participant will receive Performance Units having an initial value greater than $2,000,000, and (b) no Participant will receive more than 250,000 Performance Shares. Notwithstanding the foregoing limitation, in connection with a Participant's initial service as an Employee, an Employee may be granted up to an additional 500,000 Performance Shares.

          b)    Value of Performance Units/Shares.    Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

          c)    Performance Objectives and Other Terms.    The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Provider. The time period during which the performance objectives or other vesting provisions must be met will be called the "Performance Period." Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

            i)    General Performance Objectives.    The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals, or any other basis determined by the Administrator in its discretion.

            ii)    Section 162(m) Performance Objectives.    For purposes of qualifying grants of Performance Units/Shares as "performance-based compensation" under Section 162(m) of the Code, the Administrator, in its discretion, may determine that the performance objectives applicable to Performance Units/Shares will be based on the achievement of Performance Goals. The Administrator will set the Performance Goals on or before the Determination Date. In granting Performance Units/Shares which are intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Performance Units/Shares under Section 162(m) of the Code (e.g., in determining the Performance Goals).

          d)    Earning of Performance Units/Shares.    After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

          e)    Form and Timing of Payment of Performance Units/Shares.    Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof, taking into consideration any applicable withholding taxes which may be due as a result of the Award.

          f)    Cancellation of Performance Units/Shares.    On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

        (10)    Leaves of Absence.    Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

        (11)    Transferability of Awards.    Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

        (12)    Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

          a)    Changes in Capitalization.    Subject to any required action by the shareholders of the Company, the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, and the numerical Share limits set forth in Sections 3, 6, 7, 8 and 9 will be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company will not be deemed to have been "effected without receipt of consideration." Such adjustment will be made by the Board, whose determination in that respect will be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, will affect, and no adjustment by reason thereof will be made with respect to, the number or price of shares of Common Stock subject to an Award.

          b)    Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option will lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

          c)    Merger or Asset Sale.    In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Award will be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Award, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock will lapse, and, with respect to Performance Shares and Performance Units, all performance goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

        For the purposes of this subsection (c), an Award will be considered assumed if, following the merger or sale of assets, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) or, in the case of a Stock Appreciation Right upon the exercise of which the Administrator determines to pay cash or a Performance Share or Performance Unit which the Administrator can determine to pay in cash, the fair market value of the consideration received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Performance Share or Performance Unit, for each Share subject to such Award (or in the case of Performance Units, the number of implied shares determined by dividing the value of the Performance Units by the per share consideration received by holders of Common Stock in the merger or sale of assets), to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

        Notwithstanding anything in this subsection (c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant's consent; provided, however, a modification to such performance goals only to reflect the successor corporation's post-transaction corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

        (13)    Tax Withholding

          a)    Withholding Requirements.    Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant's FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

          b)    Withholding Arrangements.    The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (a) paying cash, (b) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the amount required to be withheld, or (c) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

        (14)    No Effect on Employment or Service.    Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant's relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant's right or the Company's right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

        (15)    Term of Plan.    Subject to Section 20 of the Plan, the Plan, as amended and restated on April 28, 2004, will become effective upon its adoption by the Board. It will continue in effect for a term of ten (10) years from the original date of adoption.

        (16)    Date of Grant.    The date of grant of an Option will be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

        (17)    Amendment and Termination of the Plan.

          a)    Amendment and Termination.    The Board may at any time amend, alter, suspend or terminate the Plan.

          b)    Stockholder Approval.    The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

          c)    Effect of Amendment or Termination.    No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

        (18)    Conditions Upon Issuance of Shares.

          a)    Legal Compliance.    Shares will not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

          b)    Investment Representations.    As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

        (19)    Inability to Obtain Authority.    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

        (20)    Stockholder Approval.    The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

APPENDIX A

Rules for French Option Grants

        The following rules will apply in the case of Option grants to French residents.

        (1)    Definitions.    As used herein, the following definitions will apply:

          a)    "Applicable Laws" means the legal requirements relating to the administration of stock option plans under French corporate, securities, and tax laws.

          b)    "Disability" means total and permanent disability, as defined under Applicable Laws.

          c)     "Employee" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company, (i) who does not own more than 10% of the voting power of all classes of stock of the Company, or any Parent or Subsidiary of the Company, and (ii) who is a resident of the Republic of France for tax purposes or who performs his or her duties in France and is subject to French income tax on his or her remuneration.

          d)    "Fair Market Value" means, as of any date, the dollar value of Common Stock determined as follows:

               i)  If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the Nasdaq Stock Market, its Fair Market Value will be the average quotation price for the last 20 days preceding the date of determination for such stock (or the average closing bid for such 20 day period, if no sales were reported) as quoted on such exchange or system and reported in The Wall Street Journal or such other source as the Administrator deems reliable;

              ii)  If the Common Stock is quoted on the Nasdaq Stock market (but not on the Nasdaq National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value will be the mean between the high bid and low asked prices for the Common Stock for the last 20 days preceding the date of determination; or

             iii)  In the absence of an established market for the Common Stock, the Fair Market Value thereof will be determined in good faith by the Administrator.

        (2)    Eligibility.    Options granted pursuant to this Appendix A may be granted only to Employees; provided, however, that the Président Directeur Général, the Directeur Général and other directors who are also Employees of a Subsidiary may be granted Options hereunder.

        (3)    Stock Subject to the Plan.    The total number of Options outstanding which may be exercised for newly issued Shares of Common Stock may at no time exceed that number equal to one-third of the Company's voting stock, whether preferred stock of the Company or Common Stock. If any Optioned Stock is to consist of reacquired Shares, such Optioned Stock must be purchased by the Company prior to the date of the grant of the corresponding new Option and must be reserved and set aside for such purposes. In addition, the new Option must be granted within one (1) year of the acquisition of the Shares underlying such new Option.

        (4)    Term of Plan.    Options may be granted under this Appendix A from the date of the adoption of the Plan by the Board. It will continue in effect until the earlier of (i) the termination of the Plan or (ii) the date five (5) years from the date of its adoption or the maximum length of time permitted for favorable tax and social security treatment under Applicable Laws, unless terminated earlier under Section 17 of the Plan.

        (5)    Option Price.    The Option price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator upon the date of grant of the Option and stated in the

Option Agreement, but in no event will be lower than one hundred percent (100%) of the Fair Market Value on the date the Option is granted. If any Optioned Stock is to consist of reacquired Shares, the Option price will be no lower than 80% of the average purchase price paid by the Company for the repurchase of such Optioned Stock. The Option price cannot be modified while the Option is outstanding, except as required by Applicable Laws.

        (6)    Exercise of Option; Restriction on Sale.

          a)    Options granted hereunder may be not be exercised within one (1) year of the date the Option is granted (the "Initial Exercise Date") whether or not the Option has vested prior to such time; provided, however, that the Initial Exercise Date will be automatically adjusted to conform with any changes under Applicable Laws so that the length of time from the date of grant to the Initial Exercise Date when added to the length of time in which shares may not be disposed of after the Initial Exercise Date as provided in Section 6(b) below, will allow for favorable tax and social security treatment under Applicable Laws. Thereafter, Options may be exercised to the extent they have vested. Options granted hereunder will vest as determined by the Administrator.

          An Option will be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised together with any applicable withholding taxes. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if required by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the shares are issued, except as provided in Section 12 of the Plan.

          b)    The Shares subject to this Option may not be transferred, assigned or hypothecated in any manner otherwise than by will or by the laws of descent or distribution before the date three (3) years from the Initial Exercise Date, except for any events provided for in Article 91 ter of Annex II to the French tax code; provided, however, that the duration of this restriction on sale will be automatically adjusted to conform with any changes to the holding period required for favorable tax and social security treatment under Applicable Laws as determined by the Administrator and to the extent permitted under Applicable Laws.

          c)    Termination of Employment Relationship.    In the event that a Participant's status as an Employee terminates (other than upon the Participant's death or Disability), the Participant may exercise his or her Option, within such period of time as specified in the Option Agreement to the extent that the Participant was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option will remain exercisable for three (3) months following the Participant's termination. If, after termination, the Participant does not exercise the vested portion of his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

          d)    Disability of Participant.    In the event that a Participant's status as an Employee terminates as a result of the Participant's Disability, the Participant may exercise his or her Option within such period of time as specified in the Option Agreement to the extent that the Participant was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a time specified in the Option Agreement, the Option will remain exercisable for twelve (12) months following the Participant's termination. If, at the date of termination, the Participant has not vested as to his or her entire Option, the Shares covered by the unexercisable portion of the Option will revert to the Plan. If, after termination, the Participant does not exercise the vested portion of his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

          e)    Death of Participant.    In the event of the death of a Participant while an Employee, the Option may be exercised at any time within six (6) months following the date of death by the Participant's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Option had vested at the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the time of death, the Participant had not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If, after death, the Participant's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the vested portion of Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will immediately revert to the Plan.

        (7)    Changes in Capitalization.    If any adjustment provided for in Section 12(a) of the Plan to the exercise price and the number of shares of Common Stock covered by outstanding Options would violate Applicable Laws in such a way to jeopardize the favorable tax and social security treatment of this Plan together with this Appendix A and the Options granted thereunder, then no such adjustment will be made prior to the exercise of any such outstanding Option.

        (8)    Information Statements to Participants.    The Company or its French Parent or Subsidiary, as required under Applicable Laws, will provide to each Participant, with copies to the appropriate governmental entities, such statements of information as required by the Applicable Laws.

        (9)    Effect of Amendment or Termination.    No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Any favorable amendments or alteration are automatically deemed to be approved by Participant. Termination of the Plan will not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

        (10)    Information to Shareholders.    The French Parent or Subsidiary of the Company, as required under Applicable Laws, will provide its shareholders with an annual report with respect to Options granted and/or exercised by its Employees in the financial year.

Appendix 3

CIPHERGEN BIOSYSTEMS, INC.

2000 EMPLOYEE STOCK PURCHASE PLAN

        The following constitute the provisions of the 2000 Employee Stock Purchase Plan of Ciphergen Biosystems, Inc.

        1.     Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

        2.     Definitions.

          (a)   "Board" shall mean the Board of Directors of the Company or any committee thereof designated by the Board of Directors of the Company in accordance with Section 14 of the Plan.

          (b)   "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (c)   "Common Stock" shall mean the common stock of the Company.

          (d)   "Company" shall mean Ciphergen Biosystems, Inc. and any Designated Subsidiary of the Company.

          (e)   "Compensation" shall mean all base straight time gross earnings, bonuses and commissions, but exclusive of payments for overtime, shift premium, and other compensation.

          (f)    "Designated Subsidiary" shall mean any Subsidiary that has been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

          (g)   "Employee" shall mean any individual who is an Employee of the Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

          (h)   "Enrollment Date" shall mean the first Trading Day of each Offering Period.

          (i)    "Exercise Date" shall mean the first Trading Day on or after May 1st and November 1st of each year.

          (j)    "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

            (i)    If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

            (ii)   If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

            (iii)  In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board; or

            (iv)  For purposes of the Enrollment Date of the first Offering Period under the Plan, the Fair Market Value shall be the initial price to the public as set forth in the final prospectus included within the registration statement in Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Company's Common Stock (the "Registration Statement").

          (k)   "Offering Periods" shall mean the periods of approximately twenty-four (24) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after May 1st and November 1st of each year and terminating on the first Trading Day on or after the May 1st and November 1st Offering Period commencement date approximately twenty-four months later; provided, however, that the first Offering Period under the Plan shall commence with the first Trading Day on or after the date on which the Securities and Exchange Commission declares the Company's Registration Statement effective and ending on the first Trading Day on or after May 1, 2002. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.

          (l)    "Plan" shall mean this 2000 Employee Stock Purchase Plan.

          (m)  "Purchase Period" shall mean the approximately six month period commencing on one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period shall commence on the Enrollment Date and end with the next Exercise Date.

          (n)   "Purchase Price" shall mean 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower; provided however, that the Purchase Price may be adjusted by the Board pursuant to Section 20.

          (o)   "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

          (p)   "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

          (q)   "Trading Day" shall mean a day on which national stock exchanges and the Nasdaq System are open for trading.

        3.     Eligibility.

          (a)   Any Employee who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

          (b)   Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

        4.     Offering Periods. The Plan shall be implemented by consecutive, overlapping Offering Periods with a new Offering Period commencing on the first Trading Day on or after May 1st and November 1st each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 20 hereof; provided, however, that the first Offering Period under the Plan shall commence with the first Trading Day on or after the date on which the Securities and Exchange Commission declares the Company's Registration Statement effective and ending on the first Trading Day on or after May 1, 2002. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

        5.     Participation.

          (a)   An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office prior to the applicable Enrollment Date.

          (b)   Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

        6.     Payroll Deductions.

          (a)   At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding fifteen percent (15%) of the Compensation which he or she receives on each pay day during the Offering Period; provided, however, that should a pay day occur on an Exercise Date, a participant shall have the payroll deductions made on such day applied to his or her account under the new Offering Period or Purchase Period, as the case may be.

          (b)   All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

          (c)   A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Company may, in its discretion, limit the nature and/or number of participation rate changes during any Offering Period, and may establish such other conditions or limitations as it deems appropriate for Plan administration. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

          (d)   Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to zero percent (0%) at any time during a Purchase Period. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

          (e)   At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

        7.     Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Purchase Period more than 2,500 shares of the Company's Common Stock (subject to any adjustment pursuant to Section 19), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. The Board may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of the Company's Common Stock an Employee may purchase during each Purchase Period of such Offering Period. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The option shall expire on the last day of the Offering Period.

        8.     Exercise of Option.

          (a)   Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

          (b)   If the Board determines that, on a given Exercise Date, the number of shares with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of shares available for sale under the Plan on such Exercise Date, the Board may in its sole discretion (x) provide that the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect, or (y) provide that the Company shall make a pro rata allocation of the shares available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and terminate any or all Offering Periods then in effect pursuant to Section 20 hereof. The Company may make pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company's stockholders subsequent to such Enrollment Date.

        9.     Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

        10.   Withdrawal.

          (a)   A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

          (b)   A participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

        11.   Termination of Employment.

        Upon a participant's ceasing to be an Employee, for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15 hereof, and such participant's option shall be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant's customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

        12.   Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

        13.   Stock.

          (a)   Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 500,000 shares, plus an annual increase to be added on the first day of the Company's fiscal year, beginning in 2001, equal to the lesser of (i) 1,000,000 shares, (ii) 1% of the outstanding shares of Common Stock on the last day of the immediately preceding fiscal year, or (iii) an amount determined by the Board.

          (b)   The participant shall have no interest or voting right in shares covered by his option until such option has been exercised.

          (c)   Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

        14.   Administration. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

        15.   Designation of Beneficiary.

          (a)   A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

          (b)   Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

        16.   Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

        17.   Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

        18.   Reports. Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

        19.   Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

          (a)   Changes in Capitalization. Subject to any required action by the stockholders of the Company, the Reserves (including the number of shares automatically added annually to the Plan pursuant to Section 13(a)(i)), the maximum number of shares each participant may purchase each Purchase Period (pursuant to Section 7), as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

          (b)   Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The New Exercise Date shall be before the date of the Company's proposed dissolution or liquidation. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

          (c)   Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, any Purchase Periods then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date") and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

        20.   Amendment or Termination.

          (a)   The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 19 and this Section 20 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

          (b)   Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

          (c)   In the event the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

            (i)    altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

            (ii)   shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action; and

            (iii)  allocating shares.

        Such modifications or amendments shall not require stockholder approval or the consent of any Plan participants.

        21.   Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

        22.   Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

        As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

        23.   Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 20 hereof.

        24.   Automatic Transfer to Low Price Offering Period. To the extent permitted by any applicable laws, regulations, or stock exchange rules if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of such Offering Period, then all participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering Period.

EXHIBIT A

CIPHERGEN BIOSYSTEMS, INC.

2000 EMPLOYEE STOCK PURCHASE PLAN

SUBSCRIPTION AGREEMENT

Original Application	Enrollment Date:
Change in Payroll Deduction Rate
Change of Beneficiary(ies)
1.
hereby elects to participate in the Ciphergen Biosystems, Inc. Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2.
I hereby authorize payroll deductions from each paycheck in the amount of            % of my Compensation on each payday (from 0 to 15%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3.
I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4.
I have received a copy of the complete Employee Stock Purchase Plan. I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that my ability to exercise the option under this Subscription Agreement is subject to stockholder approval of the Employee Stock Purchase Plan.

5.
Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse only).

6.
I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares) or one year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of my shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7.
I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

8.
In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:

NAME: (Please print)
	(First)	(Middle)	(Last)
Relationship		(Address)
Employee's Social Security Number:
Employee's Address:

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT
THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:	Signature of Employee
Spouse's Signature (If beneficiary other than spouse)

EXHIBIT B

CIPHERGEN BIOSYSTEMS, INC.

2000 EMPLOYEE STOCK PURCHASE PLAN

NOTICE OF WITHDRAWAL

        The undersigned participant in the Offering Period of the Ciphergen Biosystems, Inc. Employee Stock Purchase Plan which began on                        ,             (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

Name and Address of Participant:
Signature:
Date:

CIPHERGEN BIOSYSTEMS, INC.

Ciphergen Biosystems, Inc. 6611 Dumbarton Circle Fremont, California 94555	proxy

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
JUNE 3, 2004

        The undersigned stockholder of Ciphergen Biosystems, Inc. (the "Company") hereby appoints William E. Rich and Matthew J. Hogan, each with full power of substitution, the true and lawful attorneys, agents and proxy holders of the undersigned, and hereby authorizes them to represent and vote, as specified herein, all of the shares of Common Stock of the Company held of record by the undersigned on April 9, 2004, at the Annual Meeting of Stockholders of the Company to be held on June 3, 2004 (the "Annual Meeting"), at 10:00 a.m. at 6611 Dumbarton Circle, Fremont, California and any adjournments or postponements thereof.

        THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE PROPOSALS AND AS SAID PROXYHOLDERS DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT(S) OR POSTPONEMENTS THEREOF.

        THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS RELATING TO THE ANNUAL MEETING.

CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE

\/ Please detach here \/

The Board of Directors Recommends a Vote FOR Items 1, 2, 3 and 4.

1.	To elect two (2) Class I Directors to the Company's Board of Directors, each to serve for a three year term and until their successors are duly elected and qualified:	01 James L. Rathmann 02 Michael J. Callaghan	☐ For	☐ Withheld
(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)
2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the year ending December 31, 2004:		☐ For	☐ Against	☐ Abstain
3.	To approve the amended and restated 2000 Stock Plan:		☐ For	☐ Against	☐ Abstain
4.	To approve an amendment to reserve an additional 250,000 shares of the Company's Common Stock for issuance under the 2000 Employee Stock Purchase Plan:		☐ For	☐ Against	☐ Abstain
Address Change? Mark Box ☐ Indicate changes below:			Date ______________________________

Signature(s) in Box

NOTE: Please sign exactly as name appears hereon. Joint Owners should each sign. Trustees and others acting in a representative capacity should indicate the capacity in which they sign and give their full title. If a corporation, please have an authorized officer sign and indicate the full corporate name. If a partnership, please sign in partnership name by an authorized person.
PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY WHETHER YOU PLAN TO ATTEND THE MEETING OR NOT. IF YOU DO ATTEND, YOU MAY VOTE IN PERSON IF YOU DESIRE

QuickLinks

CIPHERGEN BIOSYSTEMS, INC. NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD THURSDAY, JUNE 3, 2004
PROPOSAL ONE ELECTION OF TWO CLASS I DIRECTORS
PROPOSAL TWO RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004
PROPOSAL THREE APPROVAL OF THE AMENDED AND RESTATED 2000 STOCK PLAN
PROPOSAL FOUR APPROVAL OF AN AMENDMENT TO RESERVE AN ADDITIONAL 250,000 SHARES OF THE COMPANY'S COMMON STOCK FOR ISSUANCE UNDER THE 2000 EMPLOYEE STOCK PURCHASE PLAN
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION AND OTHER MATTERS
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN 2003
AGGREGATE OPTION EXERCISES IN 2003 AND VALUES AT DECEMBER 31, 2003
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
PERFORMANCE GRAPH
CUMULATIVE TOTAL RETURN* AMONG CIPHERGEN BIOSYSTEMS, INC., THE NASDAQ NATIONAL MARKET INDEX AND THE NASDAQ BIOTECH INDEX CUMULATIVE TOTAL RETURN AT PERIOD ENDED
OTHER MATTERS
  Appendix 1
CHARTER FOR THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF CIPHERGEN BIOSYSTEMS, INC.
  Appendix 2
CIPHERGEN BIOSYSTEMS, INC. 2000 STOCK PLAN
APPENDIX A Rules for French Option Grants
  Appendix 3
2000 EMPLOYEE STOCK PURCHASE PLAN
EXHIBIT A
2000 EMPLOYEE STOCK PURCHASE PLAN
EXHIBIT B
2000 EMPLOYEE STOCK PURCHASE PLAN